Prospectus, February 1, 2003

Evergreen
Domestic Equity Funds I

Evergreen Aggressive Growth Fund
Evergreen Capital Growth Fund
Evergreen Core Equity Fund
Evergreen Emerging Growth Fund
(formerly Evergreen Small Company Growth Fund)
Evergreen Fund
Evergreen Growth Fund
Evergreen Large Company Growth Fund
Evergreen Masters Fund
Evergreen Omega Fund
Evergreen Premier 20 Fund
Evergreen Select Small Cap Growth Fund
Evergreen Select Strategic Growth Fund
Evergreen Special Equity Fund
Evergreen Stock Selector Fund
Class A
Class B
Class C
Class I
The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen Aggressive Growth Fund
Evergreen Capital Growth Fund
Evergreen Core Equity Fund
Evergreen Emerging Growth Fund
Evergreen Evergreen Fund
Evergreen Growth Fund
Evergreen Large Company Growth Fund
Evergreen Masters Fund
Evergreen Omega Fund
Evergreen Premier 20 Fund
Evergreen Select Small Cap Growth Fund
Evergreen Select Strategic Growth Fund
Evergreen Special Equity Fund
Evergreen Stock Selector Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Sub-Advisors
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds
Fees and Expenses of the Funds
Financial Highlights
Other Fund Practices

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek capital growth. The Evergreen Domestic Equity Funds I tend to have more growth potential, risk and volatility than less aggressive funds.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

Domestic Equity Funds I

typically rely on a combination of the following strategies:

  investing primarily in common stocks;
  investing in companies expected to provide capital growth; and
  selling a portfolio investment: i) when the issuer's investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds a portfolio manager's targeted value; iii) to take advantage of more attractive investment opportunities; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or vi) for other investment reasons which a portfolio manager deems necessary.

may be appropriate for investors who:

  seek an investment expected to grow over time; and
  can tolerate substantial volatility in the value of their investment.
Following this overview, you will find information on each Fund's specific investment strategies and risks.

Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and potential loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal
  not a deposit with a bank
  not insured, endorsed or guaranteed by the FDIC or any government agency subject to investment risks, including possible loss of your original investment
Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

Foreign Investment Risk

If a Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield, total return earned on and the value of your investment in a Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Aggressive Growth Fund

FUND FACTS:

Goal:

  Long-term Capital Growth

  Principal Investment:

  U.S. Common Stocks of All Market Capitalizations

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EAGAX (Class A)
  EAGBX (Class B)
  EAGCX (Class C)
  EAGYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests at least 65%, and under normal conditions substantially all, of its assets in the common stock of U.S. companies across all market capitalizations ranging from emerging growth companies to larger, more well-established companies. The Fund’s portfolio managers employ a growth style of equity management. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
17.88	- 9.31	34.34	17.23	7.66	23.54	48.24	- 10.30	- 15.91	- 26.39

Best Quarter:	4th Quarter 1999	+ 33.05%
Worst Quarter:	4th Quarter 2000	- 27.56%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Growth Index (Russell 1000 Growth), an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/15/1983
Class A	4/15/1983	- 30.62%	- 0.85%	5.68%	9.80%
Class A	4/15/1983	- 30.62%	- 3.48%	4.03%	N/A
(after taxes on distributions) [2]
Class A	4/15/1983	- 18.80%	- 0.06%	5.02%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	7/7/1995	- 30.55%	- 0.61%	5.75%	9.84%
Class C	8/3/1995	- 28.36%	- 0.63%	5.62%	9.77%
Class I	7/11/1995	- 26.14%	0.69%	6.54%	10.25%
Russell 1000 Growth		- 27.88%	- 3.84%	6.70%	10.55%

  1. Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.52%	0.25%	0.65%	1.42%
Class B	0.52%	1.00%	0.65%	2.17%
Class C	0.52%	1.00%	0.65%	2.17%
Class I	0.52%	0.00%	0.65%	1.17%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 711	$ 720	$ 418	$ 119	$ 220	$ 318
3 years	$ 999	$ 979	$ 772	$ 372	$ 679	$ 772
5 years	$ 1,307	$ 1,364	$ 1,253	$ 644	$ 1,164	$ 1,253
10 years	$ 2,179	$ 2,313	$ 2,578	$ 1,420	$ 2,313	$ 2,578

  Capital Growth Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  Large-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Sub-Advisor:

  Pilgrim Baxter & Associates, Ltd.

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  ECPGX (Class A)
  ECPBX (Class B)
  ECPTX (Class C)
  ECPYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund seeks to achieve its goal by investing primarily in common stocks of large U.S. companies which the portfolio managers believe have the potential for capital growth over the intermediate- and long-term. The stocks selected will be those companies whose market capitalizations fall within the range tracked by the S&P 500 Index, at the time of purchase. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the S&P 500 Index. The Fund may also invest without limit in preferred stocks, convertible securities and any other securities that the portfolio managers believe may permit the Fund to achieve its investment goal. The Fund’s portfolio managers select stocks using a “growth-at-a-reasonable-price” method. This style of diversified equity management is best defined as a blend between growth and value stocks. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” stocks are stocks of companies which the Fund’s portfolio managers believe are undervalued.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included

  Year-by-Year Total Return for Class A Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
3.53	- 2.70	26.41	26.49	33.14	27.34	5.54	17.84	- 13.20	- 23.24

Best Quarter:	4th Quarter 1998	+ 20.55%
Worst Quarter:	3rd Quarter 2002	- 20.72%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund's oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index (S&P 500) and the Russell 1000® Value Index (Russell 1000 Value). The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. The Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted earnings growth rates. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/29/1992
Class A	4/29/1992	- 27.66%	- 0.11%	7.87%	7.95%
Class A	4/29/1992	- 27.66%	- 1.13%	5.79%	N/A
(after taxes on distributions) [2]
Class A	4/29/1992	- 16.99%	- 0.16%	5.68%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	10/25/1999	- 27.65%	0.28%	8.26%	8.32%
Class C	4/29/1992	- 25.36%	0.08%	7.59%	7.66%
Class I	11/19/1997	- 23.02%	1.35%	8.65%	8.69%
Russell 1000 Value		- 15.52%	1.16%	10.80%	10.86%
S&P 500		- 22.10%	- 0.59%	9.34%	9.45%

  1. Historical performance shown for Classes B and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. The historical returns for Classes B and I have not been adjusted to reflect the effect of each Class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.80%	0.25%	0.54%	1.59%
Class B	0.80%	1.00%	0.54%	2.34%
Class C	0.80%	1.00%	0.54%	2.34%
Class I	0.80%	0.00%	0.54%	1.34%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 727	$ 737	$ 435	$ 136	$ 237	$ 335
3 years	$ 1,048	$ 1,030	$ 823	$ 425	$ 730	$ 823
5 years	$ 1,391	$ 1,450	$ 1,338	$ 734	$ 1,250	$ 1,338
10 years	$ 2,356	$ 2,489	$ 2,749	$ 1,613	$ 2,489	$ 2,749

  Core Equity Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  Common Stocks of Large- and Mid-Cap U.S. Companies

  Class of Shares Offered in this Prospectus:

  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Teams

  NASDAQ Symbol:

  EISCX

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in common stocks of large- and mid-sized U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the S&P 500 Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the S&P 500 Index. Although the Fund intends, under normal circumstances, to be fully invested in common stocks of large- and mid-sized companies, the remaining 20% of the Fund’s assets may be represented by cash or invested in various cash equivalents. The Fund’s stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. “Growth” securities are securities of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” securities are securities which the Fund’s portfolio managers believe are undervalued.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%) 1
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
7.25	- 7.38	36.29	25.93	27.27	12.96	17.64	- 10.56	- 11.51	- 25.62

Best Quarter:	4th Quarter 1998	+ 18.14%
Worst Quarter:	3rd Quarter 2002	- 17.85%

  The next table lists the Fund’s average annual total return for Class I over the past one, five and ten years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index (S&P 500), an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/31/1981
Class I	11/24/1997	- 25.62%	- 4.79%	5.43%	10.49%
Class I	11/24/1997	- 25.83%	- 5.95%	4.17%	N/A
(after taxes on distributions) [2]
Class I	11/24/1997	- 15.71%	- 3.48%	4.32%	N/A
(after taxes on distributions and sale of Fund shares) [2]
S&P 500		- 22.10%	- 0.59%	9.34%	13.11%

  1. Historical performance shown for Class I prior to its inception is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses (Before Waiver)	Total Fund Operating Expenses (After Waiver) [3,4]
Class I	0.62%	0.00%	0.15%	0.77%	0.76%

  3. The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2002 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above.

  4. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect voluntary fee waivers. Including current voluntary fee waivers, Total Fund Operating Expenses were 0.76%.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class I
1 year	$ 78
3 years	$ 245
5 years	$ 427
10 years	$ 953

  Emerging Growth Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  Small-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EKAAX (Class A)
  EKABX (Class B)
  EKACX (Class C)
  EKAYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in common stocks of U.S. companies with small and medium market capitalizations (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® and Russell Midcap® indices, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization within the range of the Russell Midcap® Index. The Fund may also invest up to 20% of its assets in corporate securities without regard to the market capitalization of the issuer, including (1) common stocks of companies with large and medium market capitalizations, (2) securities convertible into common stocks, and (3) rights or warrants to purchase common stocks. The Fund’s stock selection is based on a growth-style of investing which emphasizes investments in companies the Fund’s portfolio managers believe have anticipated above-average earnings growth potential. While income is not a goal of the Fund, securities with strong income potential may be included in the portfolio as long as they do not conflict with the Fund’s goal of long-term capital growth. The Fund may also invest up to 25% of its assets in foreign securities.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
    Foreign Investment Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class B shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class B Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
25.34	0.18	36.27	0.82	13.39	- 17.00	74.72	- 11.80	- 17.73	- 26.88

Best Quarter:	4th Quarter 1999	+ 47.10%
Worst Quarter:	3rd Quarter 1998	- 29.40%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class B, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Growth Index (Russell 2000 Growth), an unmanaged, market capitalization-weighted index measuring the performance of the 2000 smallest companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of the Russell 3000® Index. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 9/11/1935
Class A	1/20/1998	- 30.42%	- 5.54%	3.94%	9.00%
Class B	9/11/1935	- 30.53%	- 5.29%	4.17%	9.04%
Class B	9/11/1935	- 30.53%	- 8.31%	0.83%	N/A
(after taxes on distributions) [2]
Class B	9/11/1935	- 18.75%	- 4.07%	2.97%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class C	1/26/1998	- 28.06%	- 5.24%	4.11%	9.02%
Class I	1/26/1998	- 26.26%	- 4.22%	4.66%	9.11%
Russell 2000 Growth		- 30.26%	- 6.59%	2.62%	N/A

  1. Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 a fee. If these fees had been reflected, returns for Classes A and I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.48%	0.25%	0.45%	1.18%
Class B	0.48%	1.00%	0.45%	1.93%
Class C	0.48%	1.00%	0.45%	1.93%
Class I	0.48%	0.00%	0.45%	0.93%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 688	$ 696	$ 394	$ 95	$ 196	$ 294
3 years	$ 928	$ 906	$ 700	$ 296	$ 606	$ 700
5 years	$ 1,187	$ 1,242	$ 1,131	$ 515	$ 1,042	$ 1,131
10 years	$ 1,924	$ 2,059	$ 2,331	$ 1,143	$ 2,059	$ 2,331

  Evergreen Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  Large-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Teams

  NASDAQ Symbols:

  EVRAX (Class A)
  EVRBX (Class B)
  EVRCX (Class C)
  EVGRX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests primarily in the common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. The Fund’s portfolio managers use a diversified equity style of management, best defined as a blend between growth and value stocks. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” stocks are stocks of companies which the Fund’s portfolio managers believe are undervalued. Other equity securities in which the Fund may invest include preferred stocks and securities convertible into common stocks.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
6.27	0.73	37.19	17.55	30.34	7.23	16.05	- 13.61	- 18.55	- 22.45

Best Quarter:	4th Quarter 1999	+ 15.87%
Worst Quarter:	1st Quarter 2001	- 15.66%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Index (Russell 1000). The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 10/15/1991
Class A	1/3/1995	- 27.05%	- 8.80%	3.47%	12.29%
Class B	1/3/1995	- 27.11%	- 8.60%	3.50%	12.30%
Class C	1/3/1995	- 24.77%	- 8.53%	3.41%	12.26%
Class I	10/15/1971	- 22.45%	- 7.45%	4.33%	12.59%
Class I	10/15/1971	- 22.45%	- 8.97%	2.51%	N/A
(after taxes on distributions) [2]
Class I	10/15/1971	- 13.78%	- 4.96%	3.65%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Russell 1000		- 21.65%	- 0.58%	9.19%	N/A

  1. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.75%	0.25%	0.57%	1.57%
Class B	0.75%	1.00%	0.57%	2.32%
Class C	0.75%	1.00%	0.57%	2.32%
Class I	0.75%	0.00%	0.57%	1.32%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 726	$ 735	$ 433	$ 134	$ 235	$ 333
3 years	$ 1,042	$ 1,024	$ 817	$ 418	$ 724	$ 817
5 years	$ 1,381	$ 1,440	$ 1,328	$ 723	$ 1,240	$ 1,328
10 years	$ 2,335	$ 2,468	$ 2,729	$ 1,590	$ 2,468	$ 2,729

  Growth Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  Small- and Mid-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EGWAX (Class A)
  EGRBX (Class B)
  EGRTX (Class C)
  EGRYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund seeks to achieve its goal by investing at least 75% of its assets in common stocks of small- and medium-sized companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Growth Index, at the time of purchase). The remaining portion of the Fund’s assets may be invested in companies of any size. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Growth Index. The Fund’s portfolio managers employ a growth-style of equity management and will purchase stocks of companies which have demonstrated earnings, asset values or growth potential which they believe are not yet reflected in the stock’s market price. A key factor considered by the portfolio managers would be a company whose earnings growth is above the average earnings growth of those companies included in the Russell 2000® Growth Index.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class C shares of the Fund in the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class C Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
15.60	- 4.45	39.42	21.01	17.70	0.86	20.30	12.21	- 7.82	- 27.47

Best Quarter:	4th Quarter 1999	+ 30.54%
Worst Quarter:	3rd Quarter 1998	- 22.68%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class C, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Growth Index (Russell 2000 Growth), an unmanaged, market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/15/1985
Class A	6/5/1995	- 31.08%	- 2.28%	7.15%	9.47%
Class B	10/18/1999	- 31.06%	- 2.10%	7.17%	9.48%
Class C	4/15/1985	- 28.94%	- 2.05%	7.05%	9.41%
Class C	4/15/1985	- 28.94%	- 4.28%	3.86%	N/A
(after taxes on distributions) [2]
Class C	4/15/1985	- 17.77%	- 2.03%	4.53%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class I	11/19/1997	- 26.66%	- 0.88%	7.59%	9.68%
Russell 2000 Growth		- 30.26%	- 6.59%	2.62%	5.66%

  1. Historical performance shown for Classes A, B and I prior to their inception is based on the performance of Class C, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each Class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.70%	0.25%	0.37%	1.32%
Class B	0.70%	1.00%	0.37%	2.07%
Class C	0.70%	1.00%	0.37%	2.07%
Class I	0.70%	0.00%	0.37%	1.07%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 702	$ 710	$ 408	$ 109	$ 210	$ 308
3 years	$ 969	$ 949	$ 742	$ 340	$ 649	$ 742
5 years	$ 1,257	$ 1,314	$ 1,202	$ 590	$ 1,114	$ 1,202
10 years	$ 2,074	$ 2,208	$ 2,476	$ 1,306	$ 2,208	$ 2,476

  Large Company Growth Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  Large-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EKJAX (Class A)
  EKJBX (Class B)
  EKJCX (Class C)
  EKJYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in the common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization which falls within the range of the Russell Top 200® Index. The Fund invests across a wide range of sectors and industries. Although under normal circumstances the Fund intends to be fully invested in common stocks, of which 80% will be common stocks of large U.S. companies, the remaining 20% of the Fund’s assets may be represented by cash or invested in various cash equivalents. The Fund’s portfolio managers employ a growth style of equity management. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class B shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class B Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
13.12	- 2.95	28.51	11.96	31.71	25.02	36.28	- 16.08	- 18.81	- 24.47

Best Quarter:	4th Quarter 1999	+ 27.39%
Worst Quarter:	3rd Quarter 2001	- 21.00%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class B, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Growth Index (Russell 1000 Growth), an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 9/11/1935
Class A	1/20/1998	- 28.32%	- 3.02%	5.97%	10.38%
Class B	9/11/1935	- 28.25%	- 2.82%	6.20%	10.42%
Class B	9/11/1935	- 28.25%	- 5.15%	3.21%	N/A
(after taxes on distributions) [2]
Class B	9/11/1935	- 17.34%	- 1.57%	4.79%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class C	1/22/1998	- 26.07%	- 2.79%	6.09%	10.40%
Class I	6/30/1999	- 23.85%	- 1.92%	6.56%	10.48%
Russell 1000 Growth		- 27.88%	- 3.84%	- 6.70%	N/A

  1. Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 a fee. If these fees had been reflected, returns for Classes A and I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.49%	0.25%	0.38%	1.12%
Class B	0.49%	1.00%	0.38%	1.87%
Class C	0.49%	1.00%	0.38%	1.87%
Class I	0.49%	0.00%	0.38%	0.87%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 683	$ 690	$ 388	$ 89	$ 190	$ 288
3 years	$ 911	$ 888	$ 682	$ 278	$ 588	$ 682
5 years	$ 1,156	$ 1,211	$ 1,101	$ 482	$ 1,011	$ 1,101
10 years	$ 1,860	$ 1,995	$ 2,268	$ 1,073	$ 1,995	$ 2,268

  Masters Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  Common Stocks of All Market Capitalizations

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Sub-Advisors:

  MFS Institutional Advisors, Inc.
  OppenheimerFunds, Inc.
  Marsico Capital Management, LLC

  Portfolio Managers:

  By Teams

  NASDAQ Symbols:

  EMFAX (Class A)
  EMFBX (Class B)
  EVMCX (Class C)
  EMFYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund’s investment program is based on the Manager of Managers strategy of Evergreen Investment Management Company, LLC (EIMC) which allocates the Fund’s portfolio assets on an approximately equal basis among itself and three sub-advisors - each of which employs a different investment style. EIMC’s segment of the portfolio will primarily be invested in equity securities of U.S. and foreign companies (i.e., companies whose market capitalizations fall within the range tracked by the S&P MidCap 400 Index, at the time of purchase). In addition, EIMC's segment of the portfolio will seek to maintain a weighted average market capitalization that falls within the range of the S&P MidCap 400 Index. The Fund's current sub-advisors are MFS Institutional Advisors, Inc. (MFS), OppenheimerFunds, Inc. (Oppenheimer) and Marsico Capital Management, LLC (Marsico).

  MFS manages its segment of the portfolio by primarily investing in equity securities of companies with market capitalizations falling within the range of the Russell Midcap® Growth Index at the time of the Fund’s investment. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to continue sustained growth. MFS may invest up to 25% (and generally expects to invest between 0% and 10%) of its segment of the Fund's assets in foreign securities (not including American Depositary Receipts), which are not traded on a U.S. exchange. MFS will use a growth-oriented investment strategy.

  Oppenheimer manages its segment of the portfolio by investing primarily in equity securities of those companies with market capitalizations over $5 billion; however, Oppenheimer may, when it deems advisable, invest in the equity securities of mid-cap and small-cap companies. In purchasing portfolio securities, Oppenheimer may invest without limit in foreign securities. Oppenheimer will use a blended growth- and value-oriented investment strategy.

  Marsico's segment of the portfolio will primarily be invested in the common stocks of large U.S. and foreign companies with market capitalizations that fall within the range tracked by the S&P 500 Index at the time of the purchase. Marsico's portion of the portfolio will normally hold between 35 and 50 common stocks. Marsico's investment approach takes into consideration economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Marsico's portfolio selection generally emphasizes investments in well-known, high-quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuation in light of projected growth rates. Marsico will use a growth-oriented investment strategy.

  The “growth” style of investing emphasizes investments in stocks of companies which the Fund’s sub-advisor believes have anticipated earnings ranging from steady to accelerated growth. The “value” style of investing emphasizes investments in stocks of companies which the Fund’s sub-advisor believes are undervalued. One or a blend of both of these investment styles will be applied by the sub-advisors to the segment of the Fund’s portfolio for which that sub-advisor is responsible.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
    Foreign Investment Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares’ inception on 12/31/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
						24.20	- 3.52	- 17.77	- 29.45

Best Quarter:	4th Quarter 1999	+ 23.58%
Worst Quarter:	3rd Quarter 2001	- 23.87%

  The next table lists the Fund’s average annual total return by class over the past year and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund's oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P MidCap 400 Index (S&P 400) and the S&P 500 Index (S&P 500). The S&P 400 is an unmanaged market-value index measuring the performance of the mid-sized company segment of the U.S. market consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. The S&P 500 is an unmanaged market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/31/1998
Class A	12/31/1998	- 33.48%	N/A	N/A	- 10.03%
Class A	12/31/1998	- 33.48%	N/A	N/A	- 11.17%
(after taxes on distributions) [1]
Class A	12/31/1998	- 20.56%	N/A	N/A	- 7.88%
(after taxes on distributions and sale of Fund shares) [1]
Class B	12/31/1998	- 33.43%	N/A	N/A	- 9.92%
Class C	12/31/1998	- 31.33%	N/A	N/A	- 9.60%
Class I	12/31/1998	- 29.25%	N/A	N/A	- 8.48%
S&P 400		- 14.51%	N/A	N/A	3.45%
S&P 500		- 22.10%	N/A	N/A	- 6.78%

  1. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[2]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [2]	5.00%	1.00%	None

  2. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.87%	0.25%	0.74%	1.86%
Class B	0.87%	1.00%	0.74%	2.61%
Class C	0.87%	1.00%	0.74%	2.61%
Class I	0.87%	0.00%	0.74%	1.61%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 753	$ 764	$ 461	$ 164	$ 264	$ 361
3 years	$ 1,126	$ 1,111	$ 903	$ 508	$ 811	$ 903
5 years	$ 1,523	$ 1,585	$ 1,471	$ 876	$ 1,385	$ 1,471
10 years	$ 2,629	$ 2,762	$ 3,015	$ 1,911	$ 2,762	$ 3,015

  Omega Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  U.S. Common Stocks of All Market Capitalizations

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EKOAX (Class A)
  EKOBX (Class B)
  EKOCX (Class C)
  EOMYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Fund’s portfolio managers employ a growth style of equity management. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
19.33	- 5.66	36.94	11.31	24.53	27.30	44.17	- 13.61	- 15.61	- 26.72

Best Quarter:	4th Quarter 1999	+ 29.12%
Worst Quarter:	4th Quarter 2000	- 25.55%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Growth Index (Russell 1000 Growth), an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/29/1968
Class A	4/29/1968	- 30.95%	- 1.57%	7.04%	9.22%
Class A	4/29/1968	- 30.95%	- 2.33%	5.08%	N/A
(after taxes on distributions) [2]
Class A	4/29/1968	- 19.00%	- 1.02%	5.27%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	8/2/1993	- 30.89%	- 1.45%	6.86%	9.17%
Class C	8/2/1993	- 28.70%	- 1.32%	6.77%	9.14%
Class I	1/13/1997	- 26.59%	- 0.14%	7.81%	9.45%
Russell 1000 Growth		- 27.88%	- 3.84%	- 6.70%	N/A

  1. Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.52%	0.25%	0.75%	1.52%
Class B	0.52%	1.00%	0.75%	2.27%
Class C	0.52%	1.00%	0.75%	2.27%
Class I	0.52%	0.00%	0.75%	1.27%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 721	$ 730	$ 428	$ 129	$ 230	$ 328
3 years	$ 1,028	$ 1,009	$ 802	$ 403	$ 709	$ 802
5 years	$ 1,356	$ 1,415	$ 1,303	$ 697	$ 1,215	$ 1,303
10 years	$ 2,283	$ 2,417	$ 2,679	$ 1,534	$ 2,417	$ 2,679

  Premier 20 Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  Common Stocks of All Market Capitalizations

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EPRAX (Class A)
  EPRBX (Class B)
  EPRCX (Class C)
  EPRYX (Class I)

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests primarily in the common stocks of companies across all market capitalizations ranging from emerging growth companies to larger more well-established companies. The Fund is non-diversified and normally will invest at least 80% of its assets in its 20 largest holdings. The Fund’s portfolio management committee will utilize an active, growth-oriented style of investment. They seek to identify what they believe to be the 20 to 40 companies with the highest earnings and revenue growth prospects. The Fund may purchase stocks within any industry or sector. At any given time the Fund may have greater than 25% of its assets invested in a single sector, such as technology, media, telecommunications or health care. A “sector” is a large subsection of the market which may be comprised of several industries with related lines of business. The Fund may also invest up to 35% of its assets in foreign securities.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
    Foreign Investment Risk
  Since the Fund may concentrate in the technology, media, telecommunications and health care sectors, the Fund is subject to the risks associated with those sectors. This makes the Fund more vulnerable to price changes of securities in these sectors and factors that affect these sectors than a mutual fund that does not concentrate in a particular group of sectors. As a result, the Fund’s shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries. For example, technology products are dependent on innovation in their industry and are subject to the risk that new products will not meet expectations or even reach the market place or lack the ability to evolve with rapid innovation. The media sector is an aggressively changing environment subject to corporate mergers and increasing competitiveness brought on by the advancement of the Internet. Telecommunications, similar to technology, is highly dependent on innovation and expansion of existing technologies, such as Internet communications and the ability to access the Internet through cellular phones. This sector is also highly subject to intense pricing competition and industry consolidation. The health care sector is strongly affected by worldwide scientific or technological developments, the ability to receive patents, and changes in government regulations.

  The Fund is non-diversified and therefore entails greater risk than a fund that is a diversified fund. Since the Fund is non-diversified, it may invest no more than 25% of its assets in a single issuer and no more than 50% of its assets may consist of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares’ inception on 10/31/2000. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
								- 32.86	- 26.95

Best Quarter:	4th Quarter 2001	+ 13.94%
Worst Quarter:	1st Quarter 2001	- 28.93%

  The next table lists the Fund’s average annual total return by class over the past one year and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund's oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 3000® Growth Index (Russell 3000 Growth), which measures the performance of the 3000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 10/31/2000
Class A	10/31/2000	- 31.10%	N/A	N/A	- 35.37%
Class A	10/31/2000	- 31.10%	N/A	N/A	- 35.37%
(after taxes on distributions) [1]
Class A	10/31/2000	- 19.10%	N/A	N/A	- 26.66%
(after taxes on distributions and sale of Fund shares) [1]
Class B	10/31/2000	- 31.22%	N/A	N/A	- 35.10%
Class C	10/31/2000	- 29.16%	N/A	N/A	- 34.41%
Class I	10/31/2000	- 26.90%	N/A	N/A	- 33.51%
Russell 3000 Growth		- 28.03%	N/A	N/A	- 29.78%

  1. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[2]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [2]	5.00%	1.00%	None

  2. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [3]
Class A	0.75%	0.25%	0.94%	1.94%
Class B	0.75%	1.00%	0.94%	2.69%
Class C	0.75%	1.00%	0.94%	2.69%
Class I	0.75%	0.00%	0.94%	1.69%

  3. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect voluntary fee waivers. Including current voluntary fee waivers, Total Fund Operating Expenses were 1.58% for Class A, 2.33% for Classes B and C, and 1.33% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 761	$ 772	$ 469	$ 172	$ 272	$ 369
3 years	$ 1,149	$ 1,135	$ 927	$ 533	$ 835	$ 927
5 years	$ 1,562	$ 1,625	$ 1,511	$ 918	$ 1,425	$ 1,511
10 years	$ 2,709	$ 2,841	$ 3,092	$ 1,998	$ 2,841	$ 3,092

  Select Small Cap Growth Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  Equity Securities of Small U.S. Growth Companies

  Class of Shares Offered in this Prospectus:

  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbol:

  EVSIX

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks to provide shareholders with long-term growth of capital.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in equity securities of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Index. Although the Fund intends, under normal circumstances, to be fully invested in equity securities of small U.S. companies, the remaining 20% of the Fund’s assets may be represented by cash or invested in various cash equivalents or shares of registered investment companies. The Fund invests in stocks of companies which the portfolio managers believe have above average earnings growth potential, are reasonably valued and represent high-quality small companies. Risk within the portfolio is managed with careful attention to valuation and reasonable diversification.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each calendar year since the Class I shares’ inception on 12/28/1995. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
			20.45	7.67	2.13	58.84	- 10.65	- 15.82	- 28.36

Best Quarter:	4th Quarter 1999	+ 50.91%
Worst Quarter:	1st Quarter 2001	- 25.33%

  The next table lists the Fund’s average annual total return for Class I over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Growth Index (Russell 2000 Growth), an unmanaged, market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/28/1995
Class I	12/28/1995	- 28.36%	- 2.66%	N/A	1.80%
Class I	12/28/1995	- 28.36%	- 4.03%	N/A	0.50%
(after taxes on distributions) [1]
Class I	12/28/1995	- 17.41%	- 2.33%	N/A	1.16%
(after taxes on distributions and sale of Fund shares) [1]
Russell 2000 Growth		- 30.26%	- 6.59%	N/A	- 1.59%

  1. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class I	0.70%	0.00%	0.17%	0.87%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class I
1 year	$ 89
3 years	$ 278
5 years	$ 482
10 years	$ 1,073

  Select Strategic Growth Fund

  FUND FACTS:

  Goal:

  Long-term Capital Growth

  Principal Investment:

  Equity Securities of Large- and Mid-Size U.S. Companies

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  ESGAX (Class A)
  ESGBX (Class B)
  ESGTX (Class C)
  ESGIX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks long-term capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests primarily in the equity securities of large- and mid-sized U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. The Fund’s stock selection is based on an equity style of management in which the portfolio managers select equities that demonstrate superior and sustainable earnings growth. In identifying companies in which to invest, the portfolio managers look for a history of superior earnings, strong current fundamentals, and rising earnings expectations.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each calendar year since 12/31/1994. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%) 1
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
		38.13	23.97	30.60	24.39	58.29	- 8.19	- 25.76	- 25.48

Best Quarter:	4th Quarter 1999	+ 37.34%
Worst Quarter:	1st Quarter 2001	- 25.40%

  The next table lists the Fund’s average annual total return by class over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 1000® Growth Index (Russell 1000 Growth), an unmanaged market capitalization-weighted index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/31/1994
Class A	5/11/2001	- 29.94%	- 1.28%	N/A	9.61%
Class B	5/11/2001	- 29.95%	- 0.57%	N/A	9.95%
Class C	5/11/2001	- 27.70%	- 0.52%	N/A	9.82%
Class I	11/24/1997	- 25.48%	0.00%	N/A	10.59%
Class I	11/24/1997	- 25.55%	- 2.55%	N/A	8.65%
(after taxes on distributions) [2]
Class I	11/24/1997	- 15.64%	0.48%	N/A	9.23%
(after taxes on distributions and sale of Fund shares) [2]
Russell 1000 Growth		- 27.88%	- 3.84%	N/A	7.71%

  1. Historical performance shown for Classes A, B and C prior to their inception is based on the Fund’s Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each Class’ 12-b1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Prior to 11/24/1997, the returns for Class I are based on the Fund’s predecessor common trust fund’s (CTF) performance adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses (Before Waiver)	Total Fund Operating Expenses (After Waiver) [4,5]
Class A	0.62%	0.25%	0.23%	1.10%	1.00%
Class B	0.62%	1.00%	0.23%	1.85%	1.75%
Class C	0.62%	1.00%	0.23%	1.85%	1.75%
Class I	0.62%	0.00%	0.23%	0.85%	0.75%

  4. The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2002 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above.

  5. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect voluntary fee waivers. Including current voluntary fee waivers, Total Fund Operating Expenses were 1.01% for Class A, 1.76% for Classes B and C, and 0.76% Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 671	$ 678	$ 376	$ 77	$ 178	$ 276
3 years	$ 895	$ 872	$ 666	$ 261	$ 572	$ 666
5 years	$ 1,137	$ 1,191	$ 1,081	$ 462	$ 991	$ 1,081
10 years	$ 1,830	$ 1,965	$ 2,239	$ 1,040	$ 1,965	$ 2,239

  Special Equity Fund

  FUND FACTS:

  Goal:

  Capital Growth

  Principal Investment:

  Common Stocks of Small Companies

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  ESEAX (Class A)
  ESEBX (Class B)
  ESQCX (Class C)
  ESDDX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Index. Although the Fund intends, under normal circumstances, to be fully invested in common stocks of small U.S. companies, the remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents. The Fund's portfolio managers select stocks of companies which they believe have the potential for accelerated growth in earnings and price.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class I shares of the Fund in each calendar year since 3/15/1994. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

  Year-by-Year Total Return for Class I Shares (%) 1
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
		34.44	26.25	19.49	5.65	74.31	- 7.76	- 9.05	- 27.26

Best Quarter:	4th Quarter 1998	+ 28.15%
Worst Quarter:	3rd Quarter 1998	- 21.96%

  The next table lists the Fund’s average annual total return by class over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, one of the Fund's oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Growth Index (Russell 2000 Growth), an unmanaged, market capitalization-weighted index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/15/1994
Class A	8/30/1999	- 31.68%	0.87%	N/A	7.57%
Class B	8/30/1999	- 31.64%	1.30%	N/A	8.00%
Class C	8/30/1999	- 29.48%	1.36%	N/A	7.87%
Class I	3/15/1994	- 27.26%	2.36%	N/A	8.54%
Class I	3/15/1994	- 27.26%	- 0.01%	N/A	4.84%
(after taxes on distributions) [2]
Class I	3/15/1994	- 16.74%	1.38%	N/A	5.53%
(after taxes on distributions and sale of Fund shares) [2]
Russell 2000 Growth		- 30.26%	- 6.59%	N/A	- 1.27%

  1. Historical performance shown for Class I prior to 7/27/1998 is based on (1) the performance of the Class Y shares of the fund's predecessor fund, CoreFund Special Equity Fund. Historical performance shown for Classes A, B and C prior to their inception is based on 1) Class IS (which are offered in a separate prospectus) from 7/27/98 to their inception, 2) the performance of the Class A shares of the fund's predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each Class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [4]
Class A	0.92%	0.25%	0.32%	1.49%
Class B	0.92%	1.00%	0.32%	2.24%
Class C	0.92%	1.00%	0.32%	2.24%
Class I	0.92%	0.00%	0.32%	1.24%

  4. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect voluntary fee waivers. Including current voluntary fee waivers, Total Fund Operating Expenses were 1.26% for Class A, 2.01% for Classes B and C, and 1.01% Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 718	$ 727	$ 425	$ 126	$ 227	$ 325
3 years	$ 1,019	$ 1,000	$ 793	$ 393	$ 700	$ 793
5 years	$ 1,341	$ 1,400	$ 1,288	$ 681	$ 1,200	$ 1,288
10 years	$ 2,252	$ 2,386	$ 2,649	$ 1,500	$ 2,386	$ 2,649

  Stock Selector Fund

  FUND FACTS:

  Goal:

  Maximum Capital Growth

  Principal Investment:

  Large-Cap U.S. Common Stocks

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  NASDAQ Symbols:

  EVSAX (Class A)
  EVSBX (Class B)
  EVSTX (Class C)
  EVSYX (Class I)

  Dividend Payment Schedule:

  Quarterly

  INVESTMENT GOAL

  The Fund seeks maximum capital growth.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund strives to provide maximum growth greater than that of the S&P 500 Index* by investing under normal conditions at least 80% of its assets in the common stocks of large U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the S&P 500 Index, at the time of purchase). In addition, the Fund seeks to maintain a weighted average market capitalization that falls within the range of the S&P 500 Index. The remaining 20% of the Fund’s assets may be represented by cash or invested in various cash equivalents. Although the Fund focuses on large-cap stocks, the Fund’s portfolio managers will consider investing in companies of any market capitalization. The Fund’s portfolio managers select stocks using a style of diversified equity management best defined as a blend between growth and value stocks. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” stocks are stocks of companies which the Fund’s portfolio managers believe are undervalued.

  *"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
8.01	- 2.59	35.43	27.19	30.43	12.55	19.73	- 8.08	- 13.88	- 22.5

Best Quarter:	4th Quarter 1998	+ 26.52%
Worst Quarter:	3rd Quarter 1998	- 18.28%

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the S&P 500 Index (S&P 500), an unmanaged, market value-weighted index measuring the performance of 500 U.S. stocks chosen for market size, liquidity, and industry group representation. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2002) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 2/28/1990
Class A	2/28/1990	- 26.99%	- 4.87%	6.30%	8.71%
Class A	2/28/1990	- 27.16%	- 6.97%	3.15%	N/A
(after taxes on distributions) [2]
Class A	2/28/1990	- 16.56%	- 3.51%	4.33%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	11/7/1997	- 26.99%	- 4.48%	5.58%	8.14%
Class C	6/30/1999	- 24.65%	- 4.46%	6.52%	8.90%
Class I	2/21/1995	- 22.35%	- 3.53%	7.10%	9.36%
S&P 500		- 22.10%	- 0.59%	9.34%	10.30%

  1. Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund’s fiscal year ended 9/30/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	5.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses (Before Waiver)	Total Fund Operating Expenses (After Waiver) [4,5]
Class A	0.66%	0.25%	0.19%	1.10%	1.06%
Class B	0.66%	1.00%	0.19%	1.85%	1.81%
Class C	0.66%	1.00%	0.19%	1.85%	1.81%
Class I	0.66%	0.00%	0.19%	0.85%	0.81%

  4. The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2002 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above.

  5. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The annual operating expenses do not reflect voluntary fee waivers. Including current voluntary fee waivers, Total Fund Operating Expenses were 0.99% for Class A, 1.74% for Classes B and C, and 0.74% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 677	$ 684	$ 382	$ 83	$ 184	$ 282
3 years	$ 901	$ 878	$ 672	$ 267	$ 578	$ 672
5 years	$ 1,143	$ 1,197	$ 1,087	$ 467	$ 997	$ 1,087
10 years	$ 1,835	$ 1,970	$ 2,244	$ 1,045	$ 1,970	$ 2,244

  THE FUNDS' INVESTMENT ADVISOR

  An investment advisor manages a Fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen funds is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $341 billion in consolidated assets as of 12/31/2002. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

  Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $113 billion in assets for 115 of the Evergreen funds as of 12/31/2002. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  For the fiscal year ended 9/30/2002, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
Aggressive Growth Fund	0.52%
Capital Growth Fund	0.80%
Core Equity Fund	0.61%
Emerging Growth Fund	0.48%
Evergreen Fund	0.75%
Growth Fund	0.70%
Large Company Growth Fund	0.49%
Masters Fund	0.87%
Omega Fund	0.52%
Premier 20 Fund	0.39%
Select Small Cap Growth Fund	0.70%
Select Strategic Growth Fund	0.53%
Special Equity Fund	0.69%
Stock Selector Fund	0.55%

  THE FUNDS' SUB-ADVISORS

  MFS Institutional Advisors, Inc. (MFS),
  OppenheimerFunds Inc. (Oppenheimer), and
  Marsico Capital Management, LLC (Marsico)
  are each sub-advisors to a portion of Masters Fund.

  Subject to the supervision of EIMC, each sub-advisor manages a segment of the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the segment, and places orders to purchase and sell securities for the segment. EIMC also manages a segment of Masters Fund's portfolio. The Fund pays no direct fees to any of the sub-advisors. Additional information about each sub-advisor follows:

  MFS, 500 Boylston Street, Boston, Massachusetts 02116, is America's oldest mutual fund organization. As of 12/31/2002, MFS managed more than $114 billion on behalf of more than 6.3 million investor accounts.

  Oppenheimer, 498 7th Avenue, New York, New York 10018, has operated as an investment advisor since 1960. As of 12/31/2002, Oppenheimer and its subsidiaries and controlled affiliates managed more than $120 billion in assets, including more than 60 mutual funds having more than 7 million shareholder accounts.

  Marsico, 1200 17th Street, Suite 1300, Denver, Colorado 80202, is a registered investment advisor formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities and retirement plans. As of 12/31/2002, Marsico managed approximately $14.7 billion in assets, approximately $10.2 billion of which were investment company assets for some 15 client organizations.

  Through an exemptive order received from the Securities and Exchange Commission, EIMC has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the Fund’s sub-advisors and recommend the hiring, termination and replacement of unaffiliated sub-advisors without receiving prior shareholder approval. However, shareholders will be notified in the event there has been a replacement of one of the sub-advisors. In addition, the exemptive order permits the disclosure of fees paid to unaffiliated sub-advisors on an aggregate basis only.

  For the fiscal year ended 9/30/2002, the aggregate fees paid to the sub-advisors by EIMC, as a percentage of Masters Fund's average daily net assets, was 0.50%.

  Pilgrim Baxter & Associates, Ltd. (Pilgrim Baxter) is the sub-advisor to the Capital Growth Fund. Pilgrim Baxter manages the day-to-day investment operations of the Fund. There is no additional charge to the Fund for the services provided by Pilgrim Baxter. Pilgrim Baxter is located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania, 19087.

  For the fiscal year ended 9/30/2002, the fee paid to Pilgrim Baxter by EIMC as a percentage of Capital Growth Fund's average daily net assets was 0.20%.

  THE FUNDS' PORTFOLIO MANAGERS

  Aggressive Growth Fund

  Large Company Growth Fund

  Omega Fund

  Premier 20 Fund

  Each Fund is managed individually by a team of portfolio management professionals from EIMC's Large Cap Core Growth team, with team members responsible for various sectors.

  Capital Growth Fund

  The Fund is managed by a team of portfolio management professionals from Pilgrim Baxter, with team members responsible for various sectors.

  Core Equity Fund

  The Fund is managed by two of EIMC's teams of portfolio management professionals -- Large Cap Core Growth team and Global Structured Products team --with team members responsible for various sectors.

  Emerging Growth Fund

  Select Small Cap Growth Fund

  Each Fund is managed individually by a team of portfolio management professionals from EIMC’s Small/Mid Cap Growth team, with team members responsible for various sectors.

  Evergreen Fund

  The Fund is managed by two of EIMC's teams of portfolio management professionals -- Large Cap Core Growth team and Value Equity team --with team members responsible for various sectors.

  Growth Fund

  The Fund is managed by a team of portfolio management professionals from EIMC's Small Cap Growth team, with team members responsible for various sectors.

  Masters Fund

  The Fund is managed utilizing a team of investment professionals. These include:

  Evergreen Value Equity Team
  MFS Team
  Oppenheimer Team
  Marsico Team
  Manager Oversight —EIMC has appointed a committee of investment personnel which is primarily responsible for overseeing the sub-advisors of the Masters Fund. EIMC has ultimate responsibility for the investment performance of the Fund.

  EIMC continuously monitors the performance and investment styles of the Fund’s sub-advisors and from time to time may recommend changes of sub-advisors based on factors such as changes in a sub-advisor’s investment style or a departure by a sub-advisor from the investment style for which it had been selected, a deterioration in a sub-advisor’s performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel.

  One segment may be larger or smaller at various times than other segments, but EIMC will not reallocate assets among the segments to reduce these differences in size until the assets allocated to one sub-advisor either exceed 35% or are less than 15% of the Fund’s average daily net assets for a period of three consecutive months. In such event the investment advisor may, but is not obligated to, reallocate assets among sub-advisors to provide for a more equal distribution of the Fund’s assets

  Select Strategic Growth Fund

  The Fund is managed by a team of portfolio management professionals from EIMC’s Large Cap Growth team, with team members responsible for various sectors.

  Special Equity Fund

  The Fund is managed by a team of portfolio management professionals from EIMC's Special Equity team, with team members responsible for various sectors.

  Stock Selector Fund

  The Fund is managed by a team of portfolio management professionals from EIMC’s High Yield Bond team, with team members responsible for various sectors.

  CALCULATING THE SHARE PRICE

  The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. The NAV of each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

  The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

  Certain funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In addition, developments that occur in foreign countries between the close of the foreign markets and the Fund's valuation time may not be reflected in the Fund's NAV. As a result, the value of the Fund may change on days when the investor will not be able to purchase or redeem the Fund's shares. The value of the Fund will reflect these activities on the next trading day of the NYSE. If a determination is made that a foreign event or development is significant enough to have a material effect on the Fund's NAV, the securities will be priced at fair value.

  HOW TO CHOOSE AN EVERGREEN FUND

  When choosing an Evergreen fund, you should:

    Most importantly, read the prospectus to see if the Fund is suitable for you.
    Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
    Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

  After choosing a Fund, you select a share class. Each Fund offers up to four different share classes in this prospectus: Class A, Class B, Class C and Class I. To determine which classes of shares are offered by each Fund, see the Fund Facts section next to each Fund’s Risk/Return Summary previously presented. Each class except Class I has its own sales charge. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

  Class A

  If you select Class A shares, you may pay a front-end sales charge of up to 5.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense known as 12b-1 fees.

  The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

Your investment	As a % of NAV excluding sales charges	As a % of your investment	Dealer commission as a % of NAV
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

  Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.

  Class A shares are offered at NAV to corporate or certain other qualified retirement plans, or non-qualified deferred compensation plans of Title I ERISA tax-sheltered annuities or TSA plans sponsored by an organization having 100 or more eligible employees (certain plans may require a greater number of eligible employees). Such purchases are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption) if redeemed within 12 months after the month of purchase.

  Three ways you can reduce your Class A sales charges:

    Rights of Accumulation. You may add the value of all of your existing Evergreen funds investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.
    Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.
    Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all of your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

  Contact your investment professional or a service representative at Evergreen Service Company, LLC at 1.800.343.2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

  Each Fund may also sell Class A shares at NAV without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund, and the advisory affiliates of Wachovia, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

  Class B

  If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. After eight years, Class B shares automatically convert to Class A shares.

  The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	5.00%
Month of Purchase + Second 12 Month Period	4.00%
Month of Purchase + Third 12 Month Period	3.00%
Month of Purchase + Fourth 12 Month Period	3.00%
Month of Purchase + Fifth 12 Month Period	2.00%
Month of Purchase + Sixth 12 Month Period	1.00%
Thereafter	0.00%
After 8 years	Converts to Class A
Dealer Allowance	4.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Class C

  If you select Class C shares, you may pay a front-end sales charge of 1.00% and your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within one year after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

  The front-end sales charge is deducted from your investment before it is invested. The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	1.00%
Thereafter	0.00%
Dealer Allowance	2.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Waiver of Class B or Class C Deferred Sales Charges

  You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

    When the shares were purchased through reinvestment of dividends/capital gains
    Death or disability
    Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
    Systematic withdrawals of up to 1.00% of the account balance per month
    Loan proceeds and financial hardship distributions from a retirement plan
    Returns of excess contributions or excess deferral amounts made to a retirement plan participant

  Class I

  Each Fund offers Class I shares at NAV without a front-end sales charge, deferred sales charge or 12b-1 fees. Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

  Calculating the Deferred Sales Charge

  If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the deferred sales charge and then shares held the longest in an effort to keep the deferred sales charge a shareholder must pay as low as possible. The deferred sales charge on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

  Promotional Incentives on Dealer Commissions

  EDI may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EDI’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please consult the SAI for more information regarding promotional incentives.

  HOW TO BUY SHARES

  Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen funds service representative.

	Minimum Initial Purchase of Class A, B and C Shares	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000	$ 1,000,000 [1]	None
IRAs	$ 250	N/A [2]	None
Systematic Investment Plan	$ 50	N/A [2]	$ 25/monthly (for Classes A, B and C) [2]

  1. Minimum initial purchase amount does not apply to former Class Y shareholders.

  2. Former Class Y shareholders may invest at the Class A, B and C share amounts.

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional
    Complete and sign the account application. Applications may be downloaded off our website at EvergreenInvestments.com.
    Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks or money orders will not be accepted.
    Mail the application and your check to the address below:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

    Make your check payable to Evergreen funds.
    Write a note specifying:
      the Fund name
      share class
      your account number
      the name(s) in which the account is registered
    Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

By Phone
    Call 1.800.343.2898 to set up an account number and get wiring instructions.
    Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
    Complete the account application and mail to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Trades accepted after 4 p.m. Eastern time on market trading days will receive the next market trading day’s closing price. [3]

    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    If your bank account is set up on file, you can request either:
      Federal Funds Wire (offers immediate access to funds) or
      Electronic transfer through the Automated Clearing House which avoids wiring fees.

By Exchange
    You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, or by calling the Evergreen Express Line at 1.800.346.3858 or visiting our website at EvergreenInvestments.com. [4]
    You can only exchange shares from your account within the same class and under the same registration.
    There is no sales charge or redemption fee when exchanging funds within the Evergreen funds family. [5]
    Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [3]
    Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
    Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page).

Systematic Investment Plan (SIP) [6]
    You can transfer money automatically from your bank account into your Fund on a monthly or quarterly basis.
    Initial investment minimum is $50 if you invest at least $25 per month with this service.
    To enroll, check off the box on the account application and provide:
      your bank account information
      the amount and date of your monthly or quarterly investment

    To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
    The minimum is $25 per month or $75 per quarter.
    You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

  3. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with Evergreen Distributors, Inc. ("EDI"). The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  4. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  5. This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.

  6. Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen funds for employees of Wachovia and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen funds for employees of Wachovia when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with Wachovia Securities, Inc. to execute the transactions. If the employee redeems his shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.

  HOW TO REDEEM SHARES

  We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us
    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    This service must be authorized ahead of time, and is only available for regular accounts. [1]
    All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the next market trading day. [2]
    We can either:
      wire the proceeds into your bank account (service charges may apply)
      electronically transmit the proceeds into your bank account via the Automated Clearing House service mail you a check.
    All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us
    You can mail a redemption request to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Your letter of instructions must:
      list the Fund name and the account number
      indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s).
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be signature guaranteed.
    To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional or an Evergreen funds service representative. A fee may be charged for this service.
Systematic Withdrawal Plan (SWP)
    You can transfer money automatically from your Fund account on a monthly or quarterly basis - without redemption fees.
    The withdrawal can be mailed to you, or deposited directly into your bank account.
    The minimum is $75 per month.
    The maximum is 1.00% of your account per month or 3.00% per quarter.
    To enroll, call 1.800.343.2898 for instructions.

  1. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  2. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with Evergreen Distributors, Inc. ("EDI"). The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  Timing of Proceeds

  Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and ten business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

  Exceptions: Redemption Requests That Require A Signature Guarantee

  To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

    You are redeeming more than $50,000.
    You want the proceeds transmitted into a bank account not listed on the account.
    You want the proceeds payable to anyone other than the registered owner(s) of the account.
    Either your address or the address of your bank account has been changed within 30 days.
    The account is registered in the name of a fiduciary corporation or any other organization.
    In these cases, additional documentation is required:
    corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

  Who Can Provide A Signature Guarantee:

    Commercial Bank
    Trust Company
    Savings Association
    Credit Union
    Member of a U.S. stock exchange

  OTHER SERVICES

  Evergreen Express Line
  1.800.346.3858

  Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen funds' portfolio managers.

  Automatic Reinvestment of Distributions

  For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

  Payroll Deduction (Class A, Class B and Class C only)

  If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

  Telephone Investment Plan

  You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

  Dividend Exchange

  You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration — automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

  Reinstatement Privileges

  Within 90 days of redemption, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the NAV on the date of reinstatement and your deferred sales charge schedule will resume from the time of the original redemption.

  THE TAX CONSEQUENCES OF INVESTING
  IN THE FUNDS

  You may be taxed in two ways:

    On Fund distributions (dividends and capital gains).
    On any profit you make when you sell any or all of your shares.

  Fund Distributions

  A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds will distribute two types of taxable income to you:

    Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays either a quarterly, monthly or annual dividend from the dividends, interest and other income on the securities in which it invests. The frequency of dividends for each Fund is listed under the Fund Facts section in the summary of each Fund previously presented.
    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

  Dividend and Capital Gain Reinvestment

  Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

  Profits You Realize When You Redeem Shares

  When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

  Tax Reporting

  Evergreen Service Company, LLC provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them.

  Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

  Retirement Plans

  You may invest in an Evergreen fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

  FEES AND EXPENSES OF THE FUNDS

  Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

  Management Fee

  The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

  12b-1 Fees

  The Trustees of the Evergreen funds have approved a policy to assess annual 12b-1 fees of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Funds may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

  Other Expenses

  Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

  Total Fund Operating Expenses

  The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

  FINANCIAL HIGHLIGHTS

  This section looks in detail at the results for one share in each share class of the Funds -- how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables have been derived from financial information audited by KPMG LLP or for periods prior to the year ended September 30, 1999, for Aggressive Growth Fund, Evergreen Fund and Stock Selector Fund from information audited by other accountants. For a more complete picture of the Funds’ financial statements, please see the Funds’ Annual Reports as well as the SAI.

  Aggressive Growth Fund

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS A
Net asset value, beginning of period	$ 13.21	$ 38.14	$ 25.87	$ 21.26	$ 23.48
Income from investment operations
Net investment loss	- 0.13	- 0.11	- 0.24	- 0.22	- 0.25
Net realized and unrealized gains or losses on securities	- 1.81	- 14.49	15.78	7.46	- 1.12
Total from investment operations	- 1.94	- 14.60	15.54	7.24	- 1.37

Distributions to shareholders from
Net realized gains	0	- 10.33	- 3.27	- 2.63	- 0.85

Net asset value, end of period	$ 11.27	$ 13.21	$ 38.14	$ 25.87	$ 21.26
Total return [2]	- 14.69%	- 47.31%	64.76%	36.92%	- 5.93%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 108,274	$ 133,001	$ 284,984	$ 166,524	$ 137,776
Ratios to average net assets
Expenses [3]	1.42%	1.26%	1.12%	1.18%	1.33%
Net investment loss	- 0.98%	- 0.58%	- 0.70%	- 0.92%	- 1.14%
Portfolio turnover rate	203%	224%	203%	86%	22%

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS B
Net asset value, beginning of period	$ 12.25	$ 36.50	$ 25.04	$ 20.78	$ 23.18
Income from investment operations
Net investment loss	- 0.22	- 0.23	- 0.54	- 0.40	- 0.41
Net realized and unrealized gains or losses on securities	- 1.66	- 13.69	15.27	7.29	- 1.14
Total from investment operations	- 1.88	- 13.92	14.73	6.89	- 1.55

Distributions to shareholders from
Net realized gains	0	- 10.33	- 3.27	- 2.63	- 0.85

Net asset value, end of period	$ 10.37	$ 12.25	$ 36.50	$ 25.04	$ 20.78
Total return [2]	- 15.35%	- 47.68%	63.56%	36.00%	- 6.82%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 44,162	$ 67,083	$ 134,252	$ 56,466	$ 36,301
Ratios to average net assets
Expenses [3]	2.17%	2.01%	1.88%	1.93%	2.08%
Net investment loss	- 1.73%	- 1.33%	- 1.44%	- 1.67%	- 1.88%
Portfolio turnover rate	203%	224%	203%	86%	22%

  1. Net investment loss per share is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS C
Net asset value, beginning of period	$ 12.20	$ 36.42	$ 24.98	$ 20.75	$ 23.16
Income from investment operations
Net investment loss	- 0.22	- 0.22	- 0.58	- 0.39	- 0.41
Net realized and unrealized gains or losses on securities	- 1.65	- 13.67	15.29	7.25	- 1.15
Total from investment operations	- 1.87	- 13.89	14.71	6.86	- 1.56

Distributions to shareholders from
Net realized gains	0	- 10.33	- 3.27	- 2.63	- 0.85

Net asset value, end of period	$ 10.33	$ 12.20	$ 36.42	$ 24.98	$ 20.75
Total return [2]	- 15.33%	- 47.72%	63.64%	35.90%	- 6.87%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 6,034	$ 8,657	$ 15,736	$ 4,685	$ 2,570
Ratios to average net assets
Expenses [3]	2.17%	2.02%	1.91%	1.92%	2.08%
Net investment loss	- 1.73%	- 1.32%	- 1.40%	- 1.67%	- 1.88%
Portfolio turnover rate	203%	224%	203%	86%	22%

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS I [4]
Net asset value, beginning of period	$ 13.62	$ 38.86	$ 26.23	$ 21.46	$ 23.57
Income from investment operations
Net investment loss	- 0.10	- 0.06	- 0.16	- 0.17	- 0.20
Net realized and unrealized gains or losses on securities	- 1.87	- 14.85	16.06	7.57	- 1.06
Total from investment operations	- 1.97	- 14.91	15.90	7.40	- 1.26

Distributions to shareholders from
Net realized gains	0	- 10.33	- 3.27	- 2.63	- 0.85

Net asset value, end of period	$ 11.65	$ 13.62	$ 38.86	$ 26.23	$ 21.46
Total return	- 14.46%	- 47.20%	65.30%	37.36%	- 5.43%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 13,711	$ 18,571	$ 48,523	$ 28,867	$ 28,314
Ratios to average net assets
Expenses [3]	1.17%	1.00%	0.88%	0.93%	1.08%
Net investment loss	- 0.73%	- 0.33%	- 0.44%	- 0.67%	- 0.89%
Portfolio turnover rate	203%	224%	203%	86%	22%

  1. Net investment loss per share is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  4. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Capital Growth Fund

	Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1,2]	1999	1998
CLASS A
Net asset value, beginning of period	$ 21.97	$ 27.29	$ 24.38	$ 22.71	$ 22.42
Income from investment operations
Net investment income (loss)	0.01	0.02	- 0.02	- 0.05	- 0.10
Net realized and unrealized gains or losses on securities	- 5.18	- 3.14	3.44	4.27	2.34
Total from investment operations	- 5.17	- 3.12	3.42	4.22	2.24

Distributions to shareholders from
Net investment income	0	0	0	0	- 0.01
Net realized gains	0	- 2.20	- 0.51	- 2.55	- 1.94
Total distributions to shareholders	0	- 2.20	- 0.51	- 2.55	- 1.95

Net asset value, end of period	$ 16.80	$ 21.97	$ 27.29	$ 24.38	$ 22.71
Total return [3]	- 23.53%	- 12.79%	14.21%	20.21%	10.72%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 169,974	$ 255,693	$ 222,615	$ 285,690	$ 145,117
Ratios to average net assets
Expenses [4]	1.59%	1.47%	1.65%	1.39%	1.34%
Net investment income (loss)	0.06%	0.08%	- 0.07%	- 0.21%	0.06%
Portfolio turnover rate	388%	141%	77%	82%	104%

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1,2,5]
CLASS B
Net asset value, beginning of period	$ 21.65	$ 27.11	$ 24.33
Income from investment operations
Net investment loss	- 0.14	- 0.19	- 0.14
Net realized and unrealized gains or losses on securities	- 5.08	- 3.07	3.43
Total from investment operations	- 5.22	- 3.26	3.29

Distributions to shareholders from
Net realized gains	0	- 2.20	- 0.51

Net asset value, end of period	$ 16.43	$ 21.65	$ 27.11
Total return [3]	- 24.11%	- 13.44%	13.70%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 145,302	$ 145,229	$ 18,423
Ratios to average net assets
Expenses [4]	2.35%	2.26%	2.35%[6]
Net investment loss	- 0.67%	- 0.78%	- 0.59%[6]
Portfolio turnover rate	388%	141%	77%

  1. Net investment income (loss) per share is based on average shares outstanding during the period.

  2. Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Capital Growth Fund.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. For the period from October 25, 1999 (commencement of class operations), through September 30, 2000.

  6. Annualized

	Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1,2]	1999	1998
CLASS C
Net asset value, beginning of period	$ 20.25	$ 25.49	$ 22.97	$ 21.72	$ 21.68
Income from investment operations
Net investment loss	- 0.14	- 0.16	- 0.19	- 0.22	- 0.08
Net realized and unrealized gains or losses on securities	- 4.75	- 2.88	3.22	4.02	2.07
Total from investment operations	- 4.89	- 3.04	3.03	3.80	1.99

Distributions to shareholders from
Net investment income	0	0	0	0	- 0.01
Net realized gains	0	- 2.20	- 0.51	- 2.55	- 1.94
Total distributions to shareholders	0	- 2.20	- 0.51	- 2.55	- 1.95

Net asset value, end of period	$ 15.36	$ 20.25	$ 25.49	$ 22.97	$ 21.72
Total return [3]	- 24.15%	- 13.42%	13.37%	19.08%	9.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 160,836	$ 233,563	$ 223,242	$ 253,281	$ 196,751
Ratios to average net assets
Expenses [4]	2.34%	2.22%	2.41%	2.14%	2.09%
Net investment loss	- 0.69%	- 0.66%	- 0.82%	- 0.96%	- 0.70%
Portfolio turnover rate	388%	141%	77%	82%	104%

	Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1,5]	1999	1998 [6]
CLASS I [7]
Net asset value, beginning of period	$ 22.21	$ 27.49	$ 24.50	$ 22.74	$ 20.81
Income from investment operations
Net investment income	0.11	0.05	0.12	0	0.02
Net realized and unrealized gains or losses on securities	- 5.30	- 3.13	3.38	4.31	2.16
Total from investment operations	- 5.19	- 3.08	3.50	4.31	2.18

Distributions to shareholders from
Net realized gains	0	- 2.20	- 0.51	- 2.55	- 0.25

Net asset value, end of period	$ 17.02	$ 22.21	$ 27.49	$ 24.50	$ 22.74
Total return	- 23.37%	- 12.54%	14.48%	20.57%	10.56%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 6,691	$ 1,210	$ 37	$ 1	$ 1
Ratios to average net assets
Expenses [4]	1.41%	1.25%	1.34%	1.13%	1.09%[8]
Net investment income	0.52%	0.21%	0.47%	0.08%	0.38%[8]
Portfolio turnover rate	388%	141%	77%	82%	104%

  1. Net investment income (loss) per share is based on average shares outstanding during the period.

  2. Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Capital Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Capital Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Growth Fund.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Capital Growth Fund.

  6. For the period from November 19, 1997 (commencement of class operations), through September 30, 1998.

  7. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  8. Annualized

  Core Equity Fund

	Year Ended September 30,		Year Ended June 30,
	2002	2001 [1,2]	2001	2000	1999	1998 [3]
CLASS I
Net asset value, beginning of period	$ 60.15	$ 72.83	$ 89.37	$ 92.30	$ 92.59	$ 82.97
Income from investment operations
Net investment income	0.41	0.10	0.37	0.41	0.72	0.51
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	- 11.99	- 12.70	- 13.41	6.16	7.51	9.62
Total from investment operations	- 11.58	- 12.60	- 13.04	6.57	8.23	10.13

Distributions to shareholders from
Net investment income	- 0.38	- 0.08	- 0.35	- 0.40	- 0.69	- 0.51
Net realized gains	- 1.51	0	- 3.15	- 9.10	- 7.83	0
Total distributions to shareholders	- 1.89	- 0.08	- 3.50	- 9.50	- 8.52	- 0.51

Net asset value, end of period	$ 46.68	$ 60.15	$ 72.83	$ 89.37	$ 92.30	$ 92.59
Total return	- 20.13%	- 17.31%	- 14.95%	7.71%	9.82%	12.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,453,388	$ 1,527,611	$ 1,878,367	$ 2,485,896	$ 1,913,483	$ 1,952,436
Ratios to average net assets
Expenses [4]	0.76%	0.74%[5]	0.70%	0.70%	0.67%	0.70%[5]
Net investment income	0.70%	0.61%[5]	0.46%	0.47%	0.83%	0.95%[5]
Portfolio turnover rate	105%	11%	45%	42%	55%	22%

  1. For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

  2. Net investment income per share is based on average shares outstanding during the period.

  3. For the period from November 24, 1997 (commencement of class operations), to June 30, 1998.

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  Emerging Growth Fund

  (formerly Evergreen Small Company Growth Fund)
Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1,2]
CLASS A
Net asset value, beginning of period	$ 3.48	$ 10.57	$ 6.47	$ 5.72	$ 7.75
Income from investment operations
Net investment loss	- 0.03	- 0.02	- 0.04	- 0.04	- 0.04
Net realized and unrealized gains or losses on securities	- 0.47	- 3.73	4.14	1.97	- 1.99
Total from investment operations	- 0.50	- 3.75	4.10	1.93	- 2.03

Distributions to shareholders from
Net realized gains	0	- 3.34	0	- 1.18	0

Net asset value, end of period	$ 2.98	$ 3.48	$ 10.57	$ 6.47	$ 5.72
Total return [3]	- 14.37%	- 46.35%	63.37%	39.74%	- 26.19%
Ratios and supplemental data
Net assets, end of period (millions)	$ 460	$ 574	$ 1,110	$ 712	$ 589
Ratios to average net assets
Expenses [4]	1.18%	1.05%	1.01%	1.17%	1.15%[5]
Net investment loss	- 0.67%	- 0.41%	- 0.46%	- 0.63%	- 0.50%[5]
Portfolio turnover rate	179%	181%	220%	125%	97%

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS B
Net asset value, beginning of period	$ 3.35	$ 10.35	$ 6.39	$ 5.69	$ 9.44
Income from investment operations
Net investment loss	- 0.05	- 0.06	- 0.11	- 0.07	- 0.07
Net realized and unrealized gains or losses on securities	- 0.46	- 3.60	4.07	1.95	- 2.90
Total from investment operations	- 0.51	- 3.66	3.96	1.88	- 2.97

Distributions to shareholders from
Net realized gains	0	- 3.34	0	- 1.18	- 0.78

Net asset value, end of period	$ 2.84	$ 3.35	$ 10.35	$ 6.39	$ 5.69
Total return [3]	- 15.22%	- 46.54%	61.97%	38.95%	- 33.91%
Ratios and supplemental data
Net assets, end of period (millions)	$ 21	$ 35	$ 81	$ 107	$ 200
Ratios to average net assets
Expenses [4]	1.92%	1.80%	1.77%	1.93%	1.36%
Net investment loss	- 1.43%	- 1.17%	- 1.23%	- 1.35%	- 0.89%
Portfolio turnover rate	179%	181%	220%	125%	97%

  1. Net investment loss per share is based on average shares outstanding during the period.

  2. For the period from January 20, 1998 (commencement of class operations), to September 30, 1998.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1,2]
CLASS C
Net asset value, beginning of period	$ 3.35	$ 10.36	$ 6.39	$ 5.70	$ 7.73
Income from investment operations
Net investment loss	- 0.05	- 0.06	- 0.12	- 0.07	- 0.10
Net realized and unrealized gains or losses on securities	- 0.45	- 3.61	4.09	1.94	- 1.93
Total from investment operations	- 0.50	- 3.67	3.97	1.87	- 2.03

Distributions to shareholders from
Net realized gains	0	- 3.34	0	- 1.18	0

Net asset value, end of period	$ 2.85	$ 3.35	$ 10.36	$ 6.39	$ 5.70
Total return [3]	- 14.93%	- 46.60%	62.13%	38.65%	- 26.26%
Ratios and supplemental data
Net assets, end of period (millions)	$ 4	$ 4	$ 9	$ 2	$ 4
Ratios to average net assets
Expenses [4]	1.92%	1.80%	1.76%	1.93%	1.90%[5]
Net investment loss	- 1.43%	- 1.18%	- 1.20%	- 1.36%	- 1.32%[5]
Portfolio turnover rate	179%	181%	220%	125%	97%

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1,2]
CLASS I [6]
Net asset value, beginning of period	$ 3.54	$ 10.64	$ 6.51	$ 5.74	$ 7.73
Income from investment operations
Net investment loss	- 0.02	- 0.01	- 0.02	- 0.03	- 0.02
Net realized and unrealized gains or losses on securities	- 0.49	- 3.75	4.15	1.98	- 1.97
Total from investment operations	- 0.51	- 3.76	4.13	1.95	- 1.99

Distributions to shareholders from
Net realized gains	0	- 3.34	0	- 1.18	0

Net asset value, end of period	$ 3.03	$ 3.54	$ 10.64	$ 6.51	$ 5.74
Total return	- 14.41%	- 46.06%	63.44%	40.01%	- 25.74%
Ratios and supplemental data
Net assets, end of period (millions)	$ 2	$ 2	$ 5	$ 2	$ 1
Ratios to average net assets
Expenses [4]	0.93%	0.80%	0.77%	0.92%	0.91%[5]
Net investment loss	- 0.43%	- 0.18%	- 0.21%	- 0.42%	- 0.33%[5]
Portfolio turnover rate	179%	181%	220%	125%	97%

  1. Net investment loss per share is based on average shares outstanding during the period.

  2. For the period from January 26, 1998 (commencement of class operations), to September 30, 1998.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. Effective at the close of business May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Evergreen Fund

	Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS A
Net asset value, beginning of period	$ 11.21	$ 16.88	$ 24.24	$ 21.11	$ 22.96
Income from investment operations
Net investment income (loss)	- 0.01	- 0.03	- 0.12	0.02	0.06
Net realized and unrealized gains or losses on securities and futures contracts	- 2.28	- 5.43	2.79	3.22	- 1.31
Total from investment operations	- 2.29	- 5.46	2.67	3.24	- 1.25

Distributions to shareholders from
Net investment income	0	0	0	- 0.04	- 0.10
Net realized gains	0	- 0.21	- 10.03	- 0.07	- 0.50
Total distributions to shareholders	0	- 0.21	- 10.03	- 0.11	- 0.60

Net asset value, end of period	$ 8.92	$ 11.21	$ 16.88	$ 24.24	$ 21.11
Total return [2]	- 20.43%	- 32.68%	11.07%	15.34%	- 5.59%
Ratios and supplemental data
Net assets, end of period (millions)	$ 71	$ 85	$ 161	$ 180	$ 183
Ratios to average net assets
Expenses [3]	1.57%	1.51%	1.43%	1.39%	1.44%
Net investment income (loss)	- 0.11%	- 0.20%	- 0.49%	0.06%	0.24%
Portfolio turnover rate	133%	160%	119%	35%	7%

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS B
Net asset value, beginning of period	$ 10.68	$ 16.21	$ 23.80	$ 20.82	$ 22.69
Income from investment operations
Net investment loss	- 0.09	- 0.13	- 0.28	- 0.17	- 0.12
Net realized and unrealized gains or losses on securities and futures contracts	- 2.16	- 5.19	2.72	3.22	- 1.25
Total from investment operations	- 2.25	- 5.32	2.44	3.05	- 1.37

Distributions to shareholders from
Net realized gains	0	- 0.21	- 10.03	- 0.07	- 0.50

Net asset value, end of period	$ 8.43	$ 10.68	$ 16.21	$ 23.80	$ 20.82
Total return [2]	- 21.07%	- 33.17%	10.22%	14.65%	- 6.18%
Ratios and supplemental data
Net assets, end of period (millions)	$ 168	$ 296	$ 553	$ 646	$ 624
Ratios to average net assets
Expenses [3]	2.32%	2.27%	2.18%	2.14%	2.19%
Net investment loss	- 0.86%	- 0.95%	- 1.23%	- 0.70%	- 0.50%
Portfolio turnover rate	133%	160%	119%	35%	7%

  1. Net investment income (loss) per share is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS C
Net asset value, beginning of period	$ 10.65	$ 16.18	$ 23.77	$ 20.79	$ 22.66
Income from investment operations
Net investment loss	- 0.09	- 0.13	- 0.28	- 0.16	- 0.11
Net realized and unrealized gains or losses on securities and futures contracts	- 2.14	- 5.19	2.72	3.21	- 1.26
Total from investment operations	- 2.23	- 5.32	2.44	3.05	- 1.37

Distributions to shareholders from
Net realized gains	0	- 0.21	- 10.03	- 0.07	- 0.50

Net asset value, end of period	$ 8.42	$ 10.65	$ 16.18	$ 23.77	$ 20.79
Total return [2]	- 20.94%	- 33.23%	10.23%	14.67%	- 6.19%
Ratios and supplemental data
Net assets, end of period (millions)	$ 4	$ 6	$ 11	$ 14	$ 13
Ratios to average net assets
Expenses [3]	2.32%	2.27%	2.18%	2.14%	- 2.19%
Net investment loss	- 0.86%	- 0.95%	- 1.24%	- 0.70%	- 0.50%
Portfolio turnover rate	133%	160%	119%	35%	7%

	Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS I [4]
Net asset value, beginning of period	$ 11.45	$ 17.20	$ 24.48	$ 21.25	$ 23.07
Income from investment operations
Net investment income (loss)	0.02	0.01	- 0.06	0.07	0.12
Net realized and unrealized gains or losses on securities and futures contracts	- 2.33	- 5.55	2.81	3.28	- 1.30
Total from investment operations	- 2.31	- 5.54	2.75	3.35	- 1.18

Distributions to shareholders from
Net investment income	0	0	0	- 0.05	- 0.14
Net realized gains	0	- 0.21	- 10.03	- 0.07	- 0.50
Total distributions to shareholders	0	- 0.21	- 10.03	- 0.12	- 0.64

Net asset value, end of period	$ 9.14	$ 11.45	$ 17.20	$ 24.48	$ 21.25
Total return	- 20.17%	- 32.53%	11.32%	15.79%	- 5.25%
Ratios and supplemental data
Net assets, end of period (millions)	$ 216	$ 508	$ 887	$ 1,086	$ 1,028
Ratios to average net assets
Expenses [3]	1.32%	1.27%	1.18%	1.14%	1.18%
Net investment income (loss)	0.14%	0.05%	- 0.23%	0.30%	0.49%
Portfolio turnover rate	133%	160%	119%	35%	7%

  1. Net investment income (loss) per share is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  4. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Growth Fund

	Year Ended September 30,
	2002 [1]	2001	2000 [2]	1999	1998
CLASS A
Net asset value, beginning of period	$ 12.35	$ 25.11	$ 15.99	$ 14.60	$ 19.94
Income from investment operations
Net investment loss	- 0.13	- 0.23	- 0.20	- 0.12	- 0.12
Net realized and unrealized gains or losses on securities	- 1.56	- 6.84	10.19	2.07	- 4.03
Total from investment operations	- 1.69	- 7.07	9.99	1.95	- 4.15

Distributions to shareholders from
Net realized gains	0	- 5.69	- 0.87	- 0.56	- 1.19

Net asset value, end of period	$ 10.66	$ 12.35	$ 25.11	$ 15.99	$ 14.60
Total return [3]	- 13.68%	- 33.68%	65.01%	13.90%	- 22.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 49,793	$ 64,885	$ 114,248	$ 92,229	$ 77,720
Ratios to average net assets
Expenses [4]	1.32%	1.34%	1.44%	1.30%	1.26%
Net investment loss	- 0.95%	- 0.79%	- 0.91%	- 0.71%	- 0.56%
Portfolio turnover rate	89%	111%	137%	108%	88%

	Year Ended September 30,
	2002 [1]	2001	2000 [5]
CLASS B
Net asset value, beginning of period	$ 11.50	$ 23.97	$ 14.88
Income from investment operations
Net investment loss	- 0.21	- 0.20	- 0.35
Net realized and unrealized gains or losses on securities	- 1.43	- 6.58	10.31
Total from investment operations	- 1.64	- 6.78	9.96

Distributions to shareholders from
Net realized gains	0	- 5.69	- 0.87

Net asset value, end of period	$ 9.86	$ 11.50	$ 23.97
Total return [3]	- 14.26%	- 34.19%	69.62%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 12,073	$ 6,252	$ 6,155
Ratios to average net assets
Expenses [4]	2.08%	2.09%	2.14%[6]
Net investment loss	- 1.71%	- 1.55%	- 1.60%[6]
Portfolio turnover rate	89%	111%	137%

  1. Net investment loss per shares is based on average shares outstanding during the period.

  2. Effective October 18, 1999, shareholders of the Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Growth Fund.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. For the period from October 18, 1999 (commencement of class operations), to September 30, 2000.

  6. Annualized

	Year Ended September 30,
	2002 [1]	2001	2000 [2]	1999	1998
CLASS C
Net asset value, beginning of period	$ 11.49	$ 23.94	$ 15.39	$ 14.18	$ 19.53
Income from investment operations
Net investment loss	- 0.22	- 0.19	- 0.35	- 0.25	- 0.23
Net realized and unrealized gains or losses on securities	- 1.43	- 6.57	9.77	2.02	- 3.93
Total from investment operations	- 1.65	- 6.76	9.42	1.77	- 4.16

Distributions to shareholders from
Net realized gains	0	- 5.69	- 0.87	- 0.56	- 1.19

Net asset value, end of period	$ 9.84	$ 11.49	$ 23.94	$ 15.39	$ 14.18
Total return [3]	- 14.36%	- 34.13%	63.79%	13.01%	- 22.62%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 199,078	$ 263,292	$ 439,879	$ 334,484	$ 383,188
Ratios to average net assets
Expenses [4]	2.07%	2.09%	2.20%	2.05%	2.01%
Net investment loss	- 1.70%	- 1.54%	- 1.67%	- 1.45%	- 1.30%
Portfolio turnover rate	89%	111%	137%	108%	88%

	Year Ended September 30,
	2002 [1]	2001	2000 [5]	1999	1998 [6]
CLASS I [7]
Net asset value, beginning of period	$ 12.50	$ 25.28	$ 16.05	$ 14.63	$ 18.12
Income from investment operations
Net investment loss	- 0.10	- 0.15	- 0.15	- 0.07	- 0.02
Net realized and unrealized gains or losses on securities	- 1.58	- 6.94	10.25	2.05	- 3.28
Total from investment operations	- 1.68	- 7.09	10.10	1.98	- 3.30

Distributions to shareholders from
Net realized gains	0	- 5.69	- 0.87	- 0.56	- 0.19

Net asset value, end of period	$ 10.82	$ 12.50	$ 25.28	$ 16.05	$ 14.63
Total return	- 13.44%	- 33.49%	65.47%	14.08%	- 18.36%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 139,378	$ 116,217	$ 136,704	$ 35,427	$ 25,353
Ratios to average net assets
Expenses [4]	1.07%	1.09%	1.18%	1.05%	1.01%[8]
Net investment loss	- 0.70%	- 0.55%	- 0.65%	- 0.47%	- 0.04%[8]
Portfolio turnover rate	89%	111%	137%	108%	88%

  1. Net investment loss per shares is based on average shares outstanding during the period.

  2. Effective October 18, 1999, shareholders of the Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Growth Portfolio was redesignated as that of Class C shares of Evergreen Growth Fund.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Effective October 18, 1999, shareholders of the Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class I (formerly Class Y), respectively, of Evergreen Growth Fund.

  6. For the period from November 19, 1997 (commencement of class operations), through September 30, 1998.

  7. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  8. Annualized

  Large Company Growth Fund

	Year Ended September 30,
	2002 [1]	2001	2000	1999 [1]	1998 [1,2]
CLASS A
Net asset value, beginning of period	$ 5.60	$ 12.64	$ 11.03	$ 9.67	$ 9.12
Income from investment operations
Net investment income (loss)	- 0.02	- 0.01	- 0.05	- 0.03	0.01
Net realized and unrealized gains or losses on securities and foreign currency related transactions	- 0.90	- 4.40	3.46	2.73	0.54
Total from investment operations	- 0.92	- 4.41	3.41	2.70	0.55

Distributions to shareholders from
Net realized gains	0	- 2.63	- 1.80	- 1.34	0

Net asset value, end of period	$ 4.68	$ 5.60	$ 12.64	$ 11.03	$ 9.67
Total return [3]	- 16.43%	- 41.80%	33.16%	30.15%	6.03%
Ratios and supplemental data
Net assets, end of period (millions)	$ 392	$ 534	$ 1,090	$ 862	$ 706
Ratios to average net assets
Expenses [4]	1.12%	1.01%	0.95%	1.00%	1.10%[5]
Net investment income (loss)	- 0.32%	- 0.15%	- 0.34%	- 0.29%	0.08%[5]
Portfolio turnover rate	163%	184%	147%	132%	141%

	Year Ended September 30,
	2002 [1]	2001	2000	1999 [1]	1998 [1]
CLASS B
Net asset value, beginning of period	$ 5.38	$ 12.34	$ 10.89	$ 9.63	$ 10.61
Income from investment operations
Net investment loss	- 0.06	- 0.02	- 0.21	- 0.11	- 0.03
Net realized and unrealized gains or losses on securities and foreign currency related transactions	- 0.85	- 4.31	3.46	2.71	0.39
Total from investment operations	- 0.91	- 4.33	3.25	2.60	0.36

Distributions to shareholders from
Net investment income	0	0	0	0	- 0.02
Net realized gains	0	- 2.63	- 1.80	- 1.34	- 1.32
Total distributions to shareholders	0	- 2.63	- 1.80	- 1.34	- 1.34

Net asset value, end of period	$ 4.47	$ 5.38	$ 12.34	$ 10.89	$ 9.63
Total return [3]	- 16.91%	- 42.28%	31.99%	29.15%	3.87%
Ratios and supplemental data
Net assets, end of period (millions)	$ 24	$ 43	$ 86	$ 103	$ 130
Ratios to average net assets
Expenses [4]	1.86%	1.76%	1.71%	1.75%	1.36%
Net investment loss	- 1.07%	- 0.90%	- 1.09%	- 1.03%	- 0.26%
Portfolio turnover rate	163%	184%	147%	132%	141%

  1. Net investment income (loss) per share is based on average shares outstanding during the period.

  2. For the period from January 20, 1998 (commencement of class operations), to September 30, 1998.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

	Year Ended September 30,
	2002 [1]	2001	2000	1999 [1]	1998 [1,2]
CLASS C
Net asset value, beginning of period	$ 5.39	$ 12.35	$ 10.89	$ 9.63	$ 9.25
Income from investment operations
Net investment loss	- 0.06	- 0.03	- 0.04	- 0.12	- 0.07
Net realized and unrealized gains or losses on securities and foreign currency related transactions	- 0.86	- 4.30	3.30	2.72	0.45
Total from investment operations	- 0.92	- 4.33	3.26	2.60	0.38

Distributions to shareholders from
Net realized gains	0	- 2.63	- 1.80	- 1.34	0

Net asset value, end of period	$ 4.47	$ 5.39	$ 12.35	$ 10.89	$ 9.63
Total return [3]	- 17.07%	- 42.22%	32.08%	29.15%	4.11%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 5,491	$ 5,690	$ 7,176	$ 2,452	$ 453
Ratios to average net assets
Expenses [4]	1.87%	1.76%	1.71%	1.75%	1.84%[5]
Net investment loss	- 1.06%	- 0.88%	- 1.11%	- 1.08%	- 0.80%[5]
Portfolio turnover rate	163%	184%	147%	132%	141%

	Year Ended September 30,
	2002 [1]	2001	2000	1999 [1,6]
CLASS I [7]
Net asset value, beginning of period	$ 5.54	$ 12.51	$ 10.92	$ 11.28
Income from investment operations
Net investment loss	0	0	- 0.01	0
Net realized and unrealized gains or losses on securities and foreign currency related transactions	- 0.90	- 4.34	3.40	- 0.36
Total from investment operations	- 0.90	- 4.34	3.39	- 0.36

Distributions to shareholders from
Net realized gains	0	- 2.63	- 1.80	0

Net asset value, end of period	$ 4.64	$ 5.54	$ 12.51	$ 10.92
Total return	- 16.25%	- 41.65%	33.34%	- 3.19%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 2,166	$ 1,604	$ 2,602	$ 238
Ratios to average net assets
Expenses [4]	0.88%	0.76%	0.71%	0.75%[5]
Net investment income (loss)	- 0.05%	0.11%	- 0.14%	- 0.10%[5]
Portfolio turnover rate	163%	184%	147%	132%

  1. Net investment income (loss) per share is based on average shares outstanding during the period.

  2. For the period from January 22, 1998 (commencement of class operations), to September 30, 1998.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. For the period from June 30, 1999 (commencement of class operations), to September 30, 1998.

  7. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Masters Fund

	Year Ended September 30,
	2002 [1]	2001	2000 [1]	1999 [2]
CLASS A
Net asset value, beginning of period	$ 7.24	$ 13.22	$ 10.05	$ 10.00
Income from investment operations
Net investment loss	- 0.06	- 0.08	- 0.10	- 0.05
Net realized and unrealized gains or losses on securities and foreign currency related transactions	- 1.48	- 4.13	3.27	0.10
Total from investment operations	- 1.54	- 4.21	3.17	0.05

Distributions to shareholders from
Net realized gains	0	- 1.77	0	0

Net asset value, end of period	$ 5.70	$ 7.24	$ 13.22	$ 10.05
Total return [3]	- 21.27%	- 35.91%	31.54%	0.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 57,482	$ 100,713	$ 192,473	$ 167,848
Ratios to average net assets
Expenses [4]	1.86%	1.63%	1.58%	1.72%[5]
Net investment loss	- 0.86%	- 0.77%	- 0.78%	- 0.70%[5]
Portfolio turnover rate	114%	80%	111%	63%

	Year Ended September 30,
	2002 [1]	2001	2000 [1]	1999 [2]
CLASS B
Net asset value, beginning of period	$ 7.08	$ 13.07	$ 10.01	$ 10.00
Income from investment operations
Net investment loss	- 0.12	- 0.13	- 0.19	- 0.09
Net realized and unrealized gains or losses on securities and foreign currency related transactions	- 1.43	- 4.09	3.25	0.10
Total from investment operations	- 1.55	- 4.22	3.06	0.01

Distributions to shareholders from
Net realized gains	0	- 1.77	0	0

Net asset value, end of period	$ 5.53	$ 7.08	$ 13.07	$ 10.01
Total return [3]	- 21.89%	- 36.46%	30.57%	0.10%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 59,195	$ 92,928	$ 133,637	$ 82,979
Ratios to average net assets
Expenses [4]	2.62%	2.38%	2.34%	2.47%[5]
Net investment loss	- 1.61%	- 1.52%	- 1.54%	- 1.48%[5]
Portfolio turnover rate	114%	80%	111%	63%

  1. Net investment loss per shares is based on average shares outstanding during the period.

  2. For the period from December 31, 1998 (commencement of class operations), to September 30, 1999.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

	Year Ended September 30,
	2002 [1]	2001	2000 [1]	1999 [2]
CLASS C
Net asset value, beginning of period	$ 7.07	$ 13.05	$ 10.00	$ 10.00
Income from investment operations
Net investment loss	- 0.12	- 0.11	- 0.19	- 0.09
Net realized and unrealized gains or losses on securities and foreign currency related transactions	- 1.42	- 4.10	3.24	0.09
Total from investment operations	- 1.54	- 4.21	3.05	0

Distributions to shareholders from
Net realized gains	0	- 1.77	0	0

Net asset value, end of period	$ 5.53	$ 7.07	$ 13.05	$ 10.00
Total return [3]	- 21.78%	- 36.44%	30.50%	0.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 5,983	$ 9,450	$ 11,387	$ 4,837
Ratios to average net assets
Expenses [4]	2.62%	2.39%	2.35%	2.47%[5]
Net investment loss	- 1.61%	- 1.52%	- 1.55%	- 1.48%[5]
Portfolio turnover rate	114%	80%	111%	63%

	Year Ended September 30,
	2002 [1]	2001	2000 [1]	1999 [2]
CLASS I [6]
Net asset value, beginning of period	$ 7.29	$ 13.27	$ 10.07	$ 10.00
Income from investment operations
Net investment loss	- 0.05	- 0.05	- 0.07	- 0.01
Net realized and unrealized gains or losses on securities and foreign currency related transactions	- 1.49	- 4.16	3.27	0.08
Total from investment operations	- 1.54	- 4.21	3.20	0.07

Distributions to shareholders from
Net realized gains	0	- 1.77	0	0

Net asset value, end of period	$ 5.75	$ 7.29	$ 13.27	$ 10.07
Total return	- 21.12%	- 35.76%	31.78%	0.70%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 605	$ 2,228	$ 4,479	$ 3,348
Ratios to average net assets
Expenses [4]	1.59%	1.37%	1.34%	1.50%[5]
Net investment loss	- 0.61%	- 0.52%	- 0.53%	- 0.43%[5]
Portfolio turnover rate	114%	80%	111%	63%

  1. Net investment loss per shares is based on average shares outstanding during the period.

  2. For the period from December 31, 1998 (commencement of class operations), to September 30, 1999.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Omega Fund

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS A
Net asset value, beginning of period	$ 20.43	$ 38.93	$ 26.82	$ 21.50	$ 22.69
Income from investment operations
Net investment loss	- 0.20	- 0.19	- 0.22	- 0.17	- 0.09
Net realized and unrealized gains or losses on securities	- 3.54	- 16.67	13.32	8.10	1.03
Total from investment operations	- 3.74	- 16.86	13.10	7.93	0.94

Distributions to shareholders from
Net realized gains	0	- 1.64	- 0.99	- 2.61	- 2.13

Net asset value, end of period	$ 16.69	$ 20.43	$ 38.93	$ 26.82	$ 21.50
Total return [2]	- 18.31%	- 44.67%	49.83%	39.56%	4.43%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 374,196	$ 504,419	$ 865,958	$ 371,361	$ 156,220
Ratios to average net assets
Expenses [3]	1.52%	1.31%	1.18%	1.30%	1.32%
Net investment loss	- 0.97%	- 0.74%	- 0.59%	- 0.66%	- 0.38%
Portfolio turnover rate	170%	198%	152%	120%	159%

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS B
Net asset value, beginning of period	$ 18.62	$ 35.92	$ 24.99	$ 20.32	$ 21.71
Income from investment operations
Net investment loss	- 0.33	- 0.36	- 0.46	- 0.34	- 0.25
Net realized and unrealized gains or losses on securities	- 3.19	- 15.30	12.38	7.62	0.99
Total from investment operations	- 3.52	- 15.66	11.92	7.28	0.74

Distributions to shareholders from
Net realized gains	0	- 1.64	- 0.99	- 2.61	- 2.13

Net asset value, end of period	$ 15.10	$ 18.62	$ 35.92	$ 24.99	$ 20.32
Total return [2]	- 18.90%	- 45.09%	48.72%	38.57%	3.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 535,527	$ 778,976	$ 1,349,647	$ 372,956	$ 114,068
Ratios to average net assets
Expenses [3]	2.27%	2.06%	1.94%	2.05%	2.10%
Net investment loss	- 1.73%	- 1.49%	- 1.35%	- 1.41%	- 1.16%
Portfolio turnover rate	170%	198%	152%	120%	159%

  1. Net investment loss per shares is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS C
Net asset value, beginning of period	$ 18.67	$ 36.01	$ 25.05	$ 20.37	$ 21.74
Income from investment operations
Net investment loss	- 0.33	- 0.36	- 0.47	- 0.33	- 0.25
Net realized and unrealized gains or losses on securities	- 3.20	- 15.34	12.42	7.62	1.01
Total from investment operations	- 3.53	- 15.70	11.95	7.29	0.76

Distributions to shareholders from
Net realized gains	0	- 1.64	- 0.99	- 2.61	- 2.13

Net asset value, end of period	$ 15.14	$ 18.67	$ 36.01	$ 25.05	$ 20.37
Total return [2]	- 18.91%	- 45.09%	48.73%	38.52%	3.73%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 126,367	$ 189,191	$ 285,022	$ 26,929	$ 13,752
Ratios to average net assets
Expenses [3]	2.27%	2.07%	1.95%	2.04%	2.11%
Net investment loss	- 1.73%	- 1.49%	- 1.37%	- 1.40%	- 1.16%
Portfolio turnover rate	170%	198%	152%	120%	159%

Year Ended September 30,
	2002 [1]	2001 [1]	2000 [1]	1999 [1]	1998 [1]
CLASS I [4]
Net asset value, beginning of period	$ 20.65	$ 39.23	$ 26.96	$ 21.54	$ 22.68
Income from investment operations
Net investment loss	- 0.15	- 0.13	- 0.13	- 0.11	- 0.02
Net realized and unrealized gains or losses on securities	- 3.59	- 16.81	13.39	8.14	1.01
Total from investment operations	- 3.74	- 16.94	13.26	8.03	0.99

Distributions to shareholders from
Net realized gains	0	- 1.64	- 0.99	- 2.61	- 2.13

Net asset value, end of period	$ 16.91	$ 20.65	$ 39.23	$ 26.96	$ 21.54
Total return	- 18.11%	- 44.53%	50.17%	39.99%	4.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 11,519	$ 14,151	$ 23,520	$ 4,586	$ 571
Ratios to average net assets
Expenses [3]	1.28%	1.06%	0.94%	1.05%	1.11%
Net investment loss	- 0.72%	- 0.49%	- 0.36%	- 0.42%	- 0.09%
Portfolio turnover rate	170%	198%	152%	120%	159%

  1. Net investment loss per shares is based on average shares outstanding during the period.

  2. Excluding applicable sales charges

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  4. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Premier 20 Fund

Year Ended September 30,
	2002 [1]	2001 [2]
CLASS A
Net asset value, beginning of period	$ 4.95	$ 10.00
Income from investment operations
Net investment loss	- 0.06	- 0.04
Net realized and unrealized losses on securities	- 0.82	- 5.01
Total from investment operations	- 0.88	- 5.05

Net asset value, end of period	$ 4.07	$ 4.95
Total return [3]	- 17.78%	- 50.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 59,794	$ 97,212
Ratios to average net assets
Expenses [4]	1.58%	1.51%[5]
Net investment loss	- 1.07%	- 0.66%[5]
Portfolio turnover rate	211%	333%

Year Ended September 30,
	2002 [1]	2001 [2]
CLASS B
Net asset value, beginning of period	$ 4.91	$ 10.00
Income from investment operations
Net investment loss	- 0.09	- 0.08
Net realized and unrealized losses on securities	- 0.82	- 5.01
Total from investment operations	- 0.91	- 5.09

Net asset value, end of period	$ 4.00	$ 4.91
Total return [3]	- 18.53%	- 50.90%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 4,700	$ 6,042
Ratios to average net assets
Expenses [4]	2.33%	2.27%[5]
Net investment loss	- 1.82%	- 1.49%[5]
Portfolio turnover rate	211%	333%

  1. Net investment loss per share is based on average shares outstanding during the period.

  2. For the period from October 31, 2000 (commencement of class operations), through September 30, 2001.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

Year Ended September 30,
	2002 [1]	2001 [2]
CLASS C
Net asset value, beginning of period	$ 4.92	$ 10.00
Income from investment operations
Net investment loss	- 0.09	- 0.08
Net realized and unrealized losses on securities	- 0.81	- 5.00
Total from investment operations	- 0.90	- 5.08

Net asset value, end of period	$ 4.02	$ 4.92
Total return [3]	- 18.29%	- 50.80%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,751	$ 2,056
Ratios to average net assets
Expenses [4]	2.33%	2.27%[5]
Net investment loss	- 1.82%	- 1.45%[5]
Portfolio turnover rate	211%	333%

Year Ended September 30,
	2002 [1]	2001 [2]
CLASS I [6]
Net asset value, beginning of period	$ 4.96	$ 10.00
Income from investment operations
Net investment loss	- 0.04	- 0.02
Net realized and unrealized losses on securities	- 0.84	- 5.02
Total from investment operations	- 0.88	- 5.04

Net asset value, end of period	$ 4.08	$ 4.96
Total return	- 17.74%	- 50.40%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 57	$ 74
Ratios to average net assets
Expenses [4]	1.33%	1.26%[5]
Net investment loss	- 0.82%	- 0.38%[5]
Portfolio turnover rate	211%	333%

  1. Net investment loss per share is based on average shares outstanding during the period.

  2. For the period from October 31, 2000 (commencement of class operations), through September 30, 2001.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Select Small Cap Growth Fund

	Year Ended September 30,		Year Ended June 30,				Year Ended
	2002	2001 [1]	2001	2000	1999	1998 [2]	February 28, 1998 [3]
CLASS I
Net asset value, beginning of period	$ 9.68	$ 12.94	$ 22.76	$ 13.65	$ 13.12	$ 13.23	$ 11.28
Income from investment operations
Net investment loss	- 0.05	- 0.02	- 0.04	- 0.07	- 0.08	- 0.03	- 0.06
Net realized and unrealized gains or losses on securities	- 1.11	- 3.24	- 6.22	9.18	0.63	- 0.08	2.48
Total from investment operations	- 1.16	- 3.26	- 6.26	9.11	0.55	- 0.11	2.42

Distributions to shareholders from net realized gains	0	0	- 3.56	0	- 0.02	0	- 0.47

Net asset value, end of period	$ 8.52	$ 9.68	$ 12.94	$ 22.76	$ 13.65	$ 13.12	$ 13.23
Total return	- 11.98%	- 25.19%	- 29.67%	66.74%	4.22%	- 0.83%	21.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 106,182	$ 114,796	$ 143,801	$ 159,444	$ 70,114	$ 69,283	$ 47,524
Ratios to average net assets
Expenses [4]	0.87%	0.87%[5]	0.86%	0.93%	1.02%	1.01%[5]	0.92%
Net investment loss	- 0.50%	- 0.69%[5]	- 0.31%	- 0.42%	- 0.68%	- 0.62%[5]	- 0.48%
Portfolio turnover rate	182%	47%	285%	312%	165%	54%	166%

  1. For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30 2001.

  2. For the four months ended June 30, 1998. The fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.

  3. Net investment loss per share is based on average shares outstanding during the period.

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  Select Strategic Growth Fund

	Year Ended September 30,		Year Ended
	2002 [1]	2001 [2]	June 30, 2001 [3]
CLASS A
Net asset value, beginning of period	$ 22.88	$ 28.32	$ 29.11
Income from investment operations
Net investment income	0.04	0.02	0.01
Net realized and unrealized losses on securities and foreign currency related transactions	- 4.02	- 5.44	- 0.79
Total from investment operations	- 3.98	- 5.42	- 0.78

Distributions to shareholders from
Net investment income	- 0.04	- 0.02	- 0.01

Net asset value, end of period	$ 18.86	$ 22.88	$ 28.32
Total return [4]	- 17.40%	- 19.15%	- 2.69%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 626	$ 21	$ 14
Ratios to average net assets
Expenses [5]	1.01%	1.01%[6]	1.14%[6]
Net investment income	0.20%	0.12%[6]	0.14%[6]
Portfolio turnover rate	171%	38%	207%

	Year Ended September 30,		Year Ended
	2002 [1]	2001 [2]	June 30, 2001 [3]
CLASS B
Net asset value, beginning of period	$ 22.83	$ 28.30	$ 29.11
Income from investment operations
Net investment loss	- 0.15	- 0.02	- 0.01
Net realized and unrealized losses on securities and foreign currency related transactions	- 3.94	- 5.45	- 0.80
Total from investment operations	- 4.09	- 5.47	- 0.81

Distributions to shareholders from
Net investment income	- 0.02	0	0

Net asset value, end of period	$ 18.72	$ 22.83	$ 28.30
Total return [4]	- 17.93%	- 19.32%	- 2.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 474	$ 56	$ 31
Ratios to average net assets
Expenses [5]	1.76%	1.72%[6]	1.80%[6]
Net investment loss	- 0.68%	- 0.49%[6]	- 0.31%[6]
Portfolio turnover rate	171%	38%	207%

  1. Net investment income (loss) per share is based on average shares outstanding during the period.

  2. For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

  3. For the period from May 11, 2001 (commencement of class operations), to June 30, 2001.

  4. Excluding applicable sales charges

  5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  6. Annualized

	Year Ended September 30,		Year Ended
	2002 [1]	2001 [2]	June 30, 2001 [3]
CLASS C
Net asset value, beginning of period	$ 22.84	$ 28.31	$ 29.11
Income from investment operations
Net investment loss	- 0.15	- 0.01	- 0.02
Net realized and unrealized losses on securities and foreign currency related transactions	- 3.95	- 5.46	- 0.78
Total from investment operations	- 4.10	- 5.47	- 0.80

Distributions to shareholders from
Net investment income	- 0.02	0	0

Net asset value, end of period	$ 18.72	$ 22.84	$ 28.31
Total return [4]	- 17.97%	- 19.32%	- 2.75%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 242	$ 45	$ 31
Ratios to average net assets
Expenses [5]	1.76%	1.73%[6]	1.93%[6]
Net investment loss	- 0.67%	- 0.53%[6]	- 0.84%[6]
Portfolio turnover rate	171%	38%	207%

	Year Ended September 30,		Year Ended June 30,
	2002 [1]	2001 [2]	2001	2000	1999 [1]	1998 [7]
CLASS I [8]
Net asset value, beginning of period	$ 22.89	$ 28.32	$ 52.48	$ 41.94	$ 38.41	$ 32.45
Income from investment operations
Net investment income	0.07	0.03	0.15	0.04	0.08	0.04
Net realized and unrealized gains or losses on securities and foreign currency related transactions	- 3.99	- 5.43	- 12.92	18.58	6.80	5.96
Total from investment operations	- 3.92	- 5.40	- 12.77	18.62	6.88	6.00

Distributions to shareholders from
Net investment income	- 0.06	- 0.03	- 0.15	- 0.03	- 0.09	- 0.04
Net realized gains	0	0	- 11.24	- 8.05	- 3.26	0
Total distributions to shareholders	- 0.06	- 0.03	- 11.39	- 8.08	- 3.35	- 0.04

Net asset value, end of period	$ 18.91	$ 22.89	$ 28.32	$ 52.48	$ 41.94	$ 38.41
Total return	- 17.16%	- 19.08%	- 30.19%	52.26%	19.22%	18.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 845,179	$ 625,442	$ 713,743	$ 817,618	$ 481,119	$ 321,532
Ratios to average net assets
Expenses [5]	0.76%	0.73%[6]	0.73%	0.72%	0.72%	0.72%[6]
Net investment income	0.31%	0.41%[6]	0.38%	0.80%	0.24%	0.19%[6]
Portfolio turnover rate	171%	38%	207%	152%	155%	80%

  1. Net investment income (loss) per share is based on average shares outstanding during the period.

  2. For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

  3. For the period from May 11, 2001 (commencement of class operations), to June 30, 2001.

  4. Excluding applicable sales charges

  5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  6. Annualized

  7. For the period from November 24, 1997 (commencement of class operations), to June 30 1998.

  8. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Special Equity Fund

	Year Ended September 30,		Year Ended June 30,
	2002	2001 [1]	2001	2000 [2]
CLASS A
Net asset value, beginning of period	$ 9.83	$ 11.25	$ 15.67	$ 13.97
Income from investment operations
Net investment loss	- 0.06	- 0.01	- 0.05	- 0.04
Net realized and unrealized gains or losses on securities and futures transactions	- 2.20	- 1.41	- 2.79	3.93
Total from investment operations	- 2.26	- 1.42	- 2.84	3.89

Distributions to shareholders from
Net realized gains	0	0	- 1.58	- 2.19

Net asset value, end of period	$ 7.57	$ 9.83	$ 11.25	$ 15.67
Total return [3]	- 22.99%	- 12.62%	- 20.00%	31.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 26,727	$ 30,425	$ 34,927	$ 35,390
Ratios to average net assets
Expenses [4]	1.26%	1.24%[5]	1.24%	1.31%[5]
Net investment loss	- 0.61%	- 0.37%[5]	- 0.47%	- 0.61%[5]
Portfolio turnover rate	164%	25%	178%	172%

	Year Ended September 30,		Year Ended June 30,
	2002	2001 [1]	2001	2000 [6]
CLASS B
Net asset value, beginning of period	$ 9.67	$ 11.09	$ 15.59	$ 13.97
Income from investment operations
Net investment loss	- 0.15	- 0.03	- 0.12	- 0.08
Net realized and unrealized gains or losses on securities and futures transactions	- 2.12	- 1.39	- 2.80	3.89
Total from investment operations	- 2.27	- 1.42	- 2.92	3.81

Distributions to shareholders from
Net realized gains	0	0	- 1.58	- 2.19

Net asset value, end of period	$ 7.40	$ 9.67	$ 11.09	$ 15.59
Total return [3]	- 23.47%	- 12.80%	- 20.67%	30.54%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 28,404	$ 40,477	$ 46,795	$ 40,898
Ratios to average net assets
Expenses [4]	2.01%	1.99%[5]	1.99%	2.06%[5]
Net investment loss	- 1.35%	- 1.12%[5]	- 1.21%	- 1.36%[5]
Portfolio turnover rate	164%	25%	178%	172%

  1. For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

  2. For the period from August 30, 1999 (commencement of class operations), to June 30, 2000.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. For the period from August 30,1999 (commencement of class operations), to June 30, 2000.

	Year Ended September 30,		Year Ended June 30,
	2002	2001 [1]	2001	2000 [2]
CLASS C
Net asset value, beginning of period	$ 9.67	$ 11.09	$ 15.59	$ 13.97
Income from investment operations
Net investment loss	- 0.16	- 0.03	- 0.14	- 0.09
Net realized and unrealized gains or losses on securities and futures transactions	- 2.11	- 1.39	- 2.78	3.90
Total from investment operations	- 2.27	- 1.42	- 2.92	3.81

Distributions to shareholders from
Net realized gains	0	0	- 1.58	- 2.19

Net asset value, end of period	$ 7.40	$ 9.67	$ 11.09	$ 15.59
Total return [3]	- 23.47%	- 12.80%	- 20.67%	30.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 13,982	$ 20,208	$ 23,510	$ 25,769
Ratios to average net assets
Expenses [4]	2.01%	1.98%[5]	1.99%	2.06%[5]
Net investment loss	- 1.36%	- 1.12%[5]	- 1.23%	- 1.36%[5]
Portfolio turnover rate	164%	25%	178%	172%

	Year Ended September 30,		Year Ended June 30,
	2002	2001 [1]	2001	2000	1999 [6]	1998
CLASS I
Net asset value, beginning of period	$ 10.02	$ 11.46	$ 15.92	$ 14.20	$ 11.25	$ 11.27
Income from investment operations
Net investment loss	- 0.04	- 0.01	- 0.03	- 0.05	- 0.02	- 0.05
Net realized and unrealized gains or losses on securities and futures transactions	- 2.24	- 1.43	- 2.85	3.96	4.15	1.52
Total from investment operations	- 2.28	- 1.44	- 2.88	3.91	4.13	1.47

Distributions to shareholders from
Net realized gains	0	0	- 1.58	- 2.19	- 1.18	- 1.49

Net asset value, end of period	$ 7.74	$ 10.02	$ 11.46	$ 15.92	$ 14.20	$ 11.25
Total return	- 22.75%	- 12.57%	- 19.92%	30.89%	42.02%	14.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 214,871	$ 251,463	$ 264,723	$ 192,146	$ 116,966	$ 73,981
Ratios to average net assets
Expenses [4]	1.01%	0.99%[5]	0.99%	1.05%	1.06%	1.10%
Net investment loss	- 0.36%	- 0.13%[5]	- 0.22%	- 0.35%	- 0.36%	- 0.48%
Portfolio turnover rate	164%	25%	178%	172%	99%	62%

  1. For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

  2. For the period from August 30, 1999 (commencement of class operations), to June 30, 2000.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. On July 24,1998, the assets and certain liabilities of CoreFund Special Equity Fund ("CoreFund") were acquired by Evergreen Special Equity Fund ("Special Equity Fund"). Shareholders of CoreFund Class Y became owners of that number of shares of Special Equity Fund, Class I, having an aggregrate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor. Its basis of accounting for assets and liabilities and its operating results for the periods prior to July 24, 1998 have been carried forward.

  Stock Selector Fund

	Year Ended September 30,					Year Ended
	2002 [1]	2001 [1]	2000	1999	1998 [2,3]	June 30, 1998
CLASS A
Net asset value, beginning of period	$ 12.23	$ 17.69	$ 20.06	$ 18.34	$ 22.43	$ 21.13
Income from investment operations
Net investment income (loss)	0.07	0.04	- 0.01	- 0.02	0	- 0.02
Net realized and unrealized gains or losses on securities and futures contracts	- 2.53	- 4.81	2.47	5.86	- 4.09	4.24
Total from investment operations	- 2.46	- 4.77	2.46	5.84	- 4.09	4.22

Distributions to shareholders from
Net investment income	- 0.07	- 0.04	0	- 0.01	0	0
Net realized gains	0	- 0.65	- 4.83	- 4.11	0	- 2.92
Total distributions to shareholders	- 0.07	- 0.69	- 4.83	- 4.12	0	- 2.92

Net asset value, end of period	$ 9.70	$ 12.23	$ 17.69	$ 20.06	$ 18.34	$ 22.43
Total return [4]	- 20.25%	- 27.82%	12.31%	35.15%	- 18.23%	21.54%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 35,214	$ 15,410	$ 22,908	$ 20,930	$ 15,910	$ 20,509
Ratios to average net assets
Expenses [5]	1.00%	0.96%	1.08%	1.10%	1.18%[6]	1.25%
Net investment income (loss)	0.60%	0.25%	- 0.08%	- 0.16%	- 0.06%[6]	- 0.10%
Portfolio turnover rate	67%	54%	67%	85%	28%	61%

	Year Ended September 30,					Year Ended
	2002 [1]	2001 [1]	2000	1999	1998 [2,3]	June 30, 1998 [7,8]
CLASS B
Net asset value, beginning of period	$ 11.82	$ 17.21	$ 19.77	$ 18.23	$ 22.33	$ 22.76
Income from investment operations
Net investment loss	- 0.01	- 0.07	- 0.13	- 0.06	- 0.03	- 0.09
Net realized and unrealized gains or losses on securities and futures contracts	- 2.45	- 4.67	2.40	5.71	- 4.07	2.90
Total from investment operations	- 2.46	- 4.74	2.27	5.65	- 4.10	2.81

Distributions to shareholders from
Net realized gains	0	- 0.65	- 4.83	- 4.11	0	- 3.24

Net asset value, end of period	$ 9.36	$ 11.82	$ 17.21	$ 19.77	$ 18.23	$ 22.33
Total return [4]	- 20.81%	- 28.44%	11.42%	34.18%	- 18.36%	14.38%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 11,221	$ 2,017	$ 2,704	$ 2,376	$ 413	$ 349
Ratios to average net assets
Expenses [5]	1.76%	1.73%	1.84%	1.82%	1.94%[6]	2.00%
Net investment loss	- 0.13%	- 0.47%	- 0.84%	- 0.86%	- 0.74%[6]	- 0.85%
Portfolio turnover rate	67%	54%	67%	85%	28%	61%

  1. Net investment income (loss) per share is based on average shares outstanding during the period.

  2. Effective the close of business July 28, 1998, the Fund acquired all the assets and certain liabilities of CoreFund Core Equity Fund through a tax-free exchange of shares. The operating results of CoreFund Core Equity Fund have been carried forward for periods prior to July 28, 1998.

  3. For the three months ended September 30, 1998. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

  4. Excluding applicable sales charges

  5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  6. Annualized

  7. Net realized gains per share adjusted to reflect a reverse stock split which occurred on June 24, 1998.

  8. For the period from November 7, 1997 (commencement of class operations), to June 30, 1998.

	Year Ended September 30,
	2002 [1]	2001 [1]	2000	1999 [2]
CLASS C
Net asset value, beginning of period	$ 12.03	$ 17.50	$ 20.02	$ 21.58
Income from investment operations
Net investment loss	- 0.01	- 0.08	- 0.12	- 0.01
Net realized and unrealized gains or losses on securities and futures contracts	- 2.49	- 4.74	2.43	- 1.55
Total from investment operations	- 2.50	- 4.82	2.31	- 1.56

Distributions to shareholders from
Net realized gains	0	- 0.65	- 4.83	0

Net asset value, end of period	$ 9.53	$ 12.03	$ 17.50	$ 20.02
Total return [3]	- 20.78%	- 28.42%	11.49%	- 7.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 504	$ 88	$ 409	$ 78
Ratios to average net assets
Expenses [4]	1.75%	1.72%	1.84%	1.87%[5]
Net investment loss	- 0.11%	- 0.54%	- 0.82%	- 0.78%[5]
Portfolio turnover rate	67%	54%	67%	85%

	Year Ended September 30,					Year Ended
	2002 [1]	2001 [1]	2000	1999	1998 [6,7]	June 30, 1998
CLASS I [8]
Net asset value, beginning of period	$ 12.28	$ 17.78	$ 20.11	$ 18.35	$ 22.43	$ 21.11
Income from investment operations
Net investment income	0.10	0.08	0.03	0.02	0.01	0.04
Net realized and unrealized gains or losses on securities and futures contracts	- 2.54	- 4.85	2.48	5.87	- 4.09	4.24
Total from investment operations	- 2.44	- 4.77	2.51	5.89	- 4.08	4.28

Distributions to shareholders from
Net investment income	- 0.10	- 0.08	- 0.01	- 0.02	0	- 0.04
Net realized gains	0	- 0.65	- 4.83	- 4.11	0	- 2.92
Total distributions to shareholders	- 0.10	- 0.73	- 4.84	- 4.13	0	- 2.96

Net asset value, end of period	$ 9.74	$ 12.28	$ 17.78	$ 20.11	$ 18.35	$ 22.43
Total return	- 20.05%	- 27.72%	12.62%	35.49%	- 18.19%	21.90%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 805,341	$ 843,929	$ 1,062,608	$ 476,928	$ 424,992	$ 563,987
Ratios to average net assets
Expenses [4]	0.74%	0.73%	0.81%	0.85%	0.93%[5]	1.00%
Net investment income	0.83%	0.52%	0.24%	0.09%	0.19%[5]	0.15%
Portfolio turnover rate	67%	54%	67%	85%	28%	61%

  1. Net investment income (loss) per share is based on average shares outstanding during the period.

  2. For the period from June 30, 1999 (commencement of class operations), to September 30, 1999.

  3. Excluding applicable sales charges

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. Effective the close of business July 28, 1998, the Fund acquired all the assets and certain liabilities of CoreFund Core Equity Fund through a tax-free exchange of shares. The operating results of CoreFund Core Equity Fund have been carried forward for periods prior to July 28, 1998.

  7. For the three months ended September 30, 1998. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.

  8. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  OTHER FUND PRACTICES

  The Funds may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

  While not a principal investment strategy, the Capital Growth Fund, Core Equity Fund, Large Company Growth Fund, Omega Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund, Special Equity Fund and Stock Selector Fund may each invest in foreign securities. The Omega Fund may invest up to 25% of its assets in foreign securities. The Large Company Growth Fund and Stock Selector Fund may each invest up to 20% of its assets in foreign securities. The Capital Growth Fund may invest up to 15% of its assets in foreign securities. The Core Equity Fund, Select Small Cap Growth Fund, Select Strategic Growth Fund and Special Equity Fund may each invest up to 10% of its assets in foreign securities. Investments in foreign securities may subject the Funds, and therefore the value of each Fund’s shares, to Foreign Investment Risk. For a discussion of this risk, see “Overview of Fund Risks” on page 2.

  Premier 20 Fund may also purchase stocks in initial public offerings (IPOs). Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares.

  Premier 20 Fund may also invest in convertible securities and private placements. While such private placements may offer attractive opportunities for investments not otherwise available on the open market, the securities are often “restricted” securities, i.e. securities subject to restrictions on resale under federal securities laws. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

  The Funds generally do not take portfolio turnover into account when making investment decisions, but each Fund can experience a high rate of portfolio turnover (greater than 100%). When that happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders. This can also result in a Fund realizing greater net short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

  Please consult the SAI for more information regarding these and other investment practices used by the Funds, including risks.

  Evergreen Funds

  Institutional Money Market Funds
  Cash Management Money Market Fund
  Institutional 100% Treasury Money Market Fund
  Institutional Money Market Fund
  Institutional Municipal Money Market Fund
  Institutional Treasury Money Market Fund
  Institutional U.S. Government Money Market Fund
  Prime Cash Management Money Market Fund

  Money Market Funds
  California Municipal Money Market Fund
  Florida Municipal Money Market Fund
  Money Market Fund
  Municipal Money Market Fund
  New Jersey Municipal Money Market Fund
  New York Municipal Money Market Fund
  Pennsylvania Municipal Money Market Fund
  Treasury Money Market Fund
  U.S. Government Money Market Fund

  State Municipal Bond Funds
  Connecticut Municipal Bond Fund
  Evergreen Offit California Municipal Bond Fund
  Evergreen Offit New York Municipal Bond Fund
  Florida High Income Municipal Bond Fund
  Florida Municipal Bond Fund
  Georgia Municipal Bond Fund
  Maryland Municipal Bond Fund
  New Jersey Municipal Bond Fund
  North Carolina Municipal Bond Fund
  Pennsylvania Municipal Bond Fund
  South Carolina Municipal Bond Fund
  Virginia Municipal Bond Fund

  National Municipal Bond Funds
  Evergreen Offit National Municipal Bond Fund
  High Grade Municipal Bond Fund
  High Income Municipal Bond Fund
  Intermediate Municipal Bond Fund
  Municipal Bond Fund
  Short-Intermediate Municipal Bond Fund

  Short and Intermediate Term Bond Funds
  Adjustable Rate Fund
  Limited Duration Fund
  Short Intermediate Bond Fund

  Intermediate and Long Term Bond Funds
  Core Bond Fund
  Diversified Bond Fund
  Evergreen Offit High Yield Fund
  Evergreen Offit Mortgage Securities Fund
  Evergreen Offit U.S. Government Securities Fund
  Fixed Income Fund II
  High Yield Bond Fund
  Mortgage Securities Fund
  Select High Yield Bond Fund
  Strategic Income Fund
  U.S. Government Fund

  Balanced Funds
  Asset Allocation Fund
  Balanced Fund
  Foundation Fund
  Select Balanced Fund
  Tax Strategic Foundation Fund

  Domestic Equity Funds I
  Aggressive Growth Fund
  Capital Growth Fund
  Core Equity Fund
  Emerging Growth Fund
  Evergreen Fund
  Growth Fund
  Large Company Growth Fund
  Masters Fund
  Omega Fund
  Premier 20 Fund
  Select Small Cap Growth Fund
  Select Strategic Growth Fund
  Special Equity Fund
  Stock Selector Fund
  Tax Strategic Equity Fund

  Domestic Equity Funds II
  Blue Chip Fund
  Equity Income Fund
  Equity Index Fund
  Growth and Income Fund
  Large Cap Value Fund
  Small Cap Value Fund
  Special Values Fund
  Strategic Value Fund
  Value Fund

  Sector Funds
  Health Care Fund
  Technology Fund
  Utility and Telecommunications Fund

  Global and International Funds
  Emerging Markets Growth Fund
  Evergreen Offit Emerging Markets Bond Fund
  Global Leaders Fund
  Global Opportunities Fund
  International Bond Fund
  International Growth Fund
  Precious Metals Fund

  Evergreen Express Line

  Call 1.800.346.3858

  24 hours a day to

    check your account
    order a statement
    get a Fund’s current price, yield and total return
    buy, redeem or exchange Fund shares

  Shareholder Services

  Call 1.800.343.2898

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

    buy, redeem or exchange Fund shares
    order applications
    get assistance with your account

  Information Line for Hearing and Speech Impaired (TTY/TDD)

  Call 1.800.343.2888

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time

  Write us a letter
  Evergreen Funds
  P.O. Box 8400
  Boston, MA 02266-8400
    to buy, redeem or exchange Fund shares
    to change the registration on your account
    for general correspondence

  For express, registered or certified mail
  Evergreen Funds
  66 Brooks Drive, Suite 8400
  Braintree, MA 02184-3800

  Visit us on-line
  EvergreenInvestments.com

  Regular communications you will receive
  Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen funds of any inaccuracies.

  Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen funds of any inaccuracies.

  Annual and Semi-annual Reports — You will receive a detailed financial report on each Fund you invest in twice a year.

  Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns as well as the Evergreen Tax Information Guide.

  For More Information About the Evergreen Domestic Equity Funds I, Ask for:

  The Funds’ most recent Annual or Semi-annual Reports, which contain a complete financial accounting for each Fund and a complete list of each Fund's portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

  For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

  Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
  90 Park Avenue, 10th Floor, New York, NY 10016.
  536122 RV9 (2/03)

  SEC File No.: 811-08413

  SEC File No.: 811-08363
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034